             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                             VARI-EXCEPTIONAL LIFE

This Prospectus provides important information about Vari-Exceptional Life, an individual flexible premium variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company to applicants who are Age 85 years old and under. The policies are funded through the VEL II Account, a separate investment account of this Company referred to as the Separate Account, and a fixed-interest account that is referred to as the General Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Alliance Variable Products Series Fund, Inc., Delaware Group Premium Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, and T. Rowe Price International Series, Inc.:

ALLMERICA INVESTMENT TRUST               FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                     Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                    Fidelity VIP Growth Portfolio
AIT Government Bond Fund                 Fidelity VIP High Income Portfolio
AIT Money Market Fund                    Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Capital Appreciation Fund     Fidelity VIP II Asset Manager Portfolio
AIT Select Emerging Markets Fund         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
AIT Select Growth and Income Fund        TRUST (CLASS 2)
AIT Select Growth Fund                   FT VIP Franklin Large Cap Growth Securities Fund
AIT Select International Equity Fund     FT VIP Franklin Small Cap Fund
AIT Select Investment Grade Income Fund  INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIT Select Strategic Growth Fund         INVESCO VIF Health Sciences Fund
AIT Select Strategic Income Fund         JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Value Opportunity Fund        Janus Aspen Growth Portfolio
ALLIANCE VARIABLE PRODUCTS SERIES        T. ROWE PRICE INTERNATIONAL SERIES, INC.
FUND, INC. (CLASS B)                     T. Rowe International Stock Portfolio
Alliance Premier Growth Portfolio
DELAWARE GROUP PREMIUM FUND
DGPF International Equity Series

THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

WE OFFER A VARIETY OF VARIABLE LIFE POLICIES. THEY MAY OFFER FEATURES INCLUDING INVESTMENT OPTIONS, FEES AND/OR CHARGES THAT ARE DIFFERENT FROM THOSE IN THE POLICIES OFFERED BY THIS PROSPECTUS. THE POLICIES MAY BE OFFERED THROUGH DIFFERENT DISTRIBUTORS. UPON REQUEST, YOUR FINANCIAL REPRESENTATIVE CAN SHOW YOU INFORMATION REGARDING OTHER LIFE POLICIES OFFERED BY THE COMPANY. YOU CAN ALSO CONTACT US DIRECTLY TO FIND OUT MORE ABOUT THESE LIFE POLICIES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

CORRESPONDENCE MAY BE MAILED TO:               DATED MAY 1, 2001
ALLMERICA LIFE                                 440 LINCOLN STREET
P.O. BOX 8014                                  WORCESTER, MASSACHUSETTS 01653
BOSTON, MA 02266-8014                          (508) 855-1000

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF POLICY FEATURES..................................      12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE
 UNDERLYING FUNDS...........................................      20
INVESTMENT OBJECTIVES AND POLICIES..........................      23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      26
VOTING RIGHTS...............................................      26
THE POLICY..................................................      27
  Applying for a Policy.....................................      27
  Free-Look Period..........................................      27
  Conversion Privileges.....................................      28
  Premium Payments..........................................      28
  Incentive Funding Discount................................      29
  Guaranteed Death Benefit Rider............................      30
  Paid-Up Insurance Option..................................      31
  Allocation of Net Premiums................................      32
  Transfer Privilege........................................      32
  Death Proceeds............................................      33
  Sum Insured Options.......................................      34
  Change in Sum Insured Option..............................      36
  Change in the Face Amount.................................      37
  Policy Value and Surrender Value..........................      38
  Death Proceeds Payment Options............................      39
  Optional Insurance Benefits...............................      39
  Policy Surrender..........................................      39
  Partial Withdrawals.......................................      40
CHARGES AND DEDUCTIONS......................................      40
  Tax Expense Charge........................................      41
  Monthly Deduction from the Policy Value...................      41
  Charges Against Assets of the Separate Account............      43
  Surrender Charge..........................................      44
  Possible Surrender Charge on a Face Amount Decrease.......      46
  Charges on Partial Withdrawal.............................      46
  Transfer Charges..........................................      47
  Charge for Increase in the Face Amount....................      47
  Other Administrative Charges..............................      47
POLICY LOANS................................................      47
  Loan Interest.............................................      48
  Repayment of Loans........................................      48
  Effect of Policy Loans....................................      48
  Policies Issued in Connection with TSA Plans..............      49
POLICY TERMINATION AND REINSTATEMENT........................      50
  Termination...............................................      50
  Reinstatement.............................................      50

OTHER POLICY PROVISIONS.....................................      51
  Policyowner...............................................      51
  Beneficiary...............................................      51
  Incontestability..........................................      52
  Suicide...................................................      52
  Age and Sex...............................................      52
  Assignment................................................      52
  Postponement of Payments..................................      52
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      53
DISTRIBUTION................................................      54
REPORTS.....................................................      54
LEGAL PROCEEDINGS...........................................      54
FURTHER INFORMATION.........................................      54
INDEPENDENT ACCOUNTANTS.....................................      55
FEDERAL TAX CONSIDERATIONS..................................      55
  The Company and the Separate Account......................      55
  Taxation of the Policy....................................      55
  Modified Endowment Contracts..............................      57
MORE INFORMATION ABOUT THE GENERAL ACCOUNT..................      57
  General Description.......................................      58
  General Account Values and Policy Loans...................      58
  The Policy................................................      58
FINANCIAL STATEMENTS........................................      59
APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
 AND ACCUMULATED PREMIUMS...................................     C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of
(a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE in SUM INSURED OPTIONS -- "GUIDELINE MINIMUM SUM INSURED" under THE POLICY.

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a division of the VEL II Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust ("Trust"), the Alliance Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. ("Alliance"), the DGPF International Equity Series of the Delaware Group Premium Fund ("DGPF"), a corresponding Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), a corresponding Fund of the Franklin Templeton Variable Insurance Products Trust ("FT VIP"), the INVESCO VIF Health Sciences Fund of INVESCO Variable Investment Funds, Inc. ("INVESCO"), the Janus Aspen Growth Portfolio of the Janus Aspen Series ("Janus Aspen") or the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS (FUNDS): the Funds of the Allmerica Investment Trust, the Portfolio of the Alliance Variable Products Series Fund, Inc., the Series of the Delaware Group Premium Fund, the Portfolios of the Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, the Funds of the Franklin Templeton Variable Insurance Products Trust, the Fund of the INVESCO Variable Investment Funds, Inc., the Portfolio of the Janus Aspen Series, and the Portfolio of T. Rowe Price International Series, Inc. are available under the Policy.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT: a Separate Account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

DEDUCTIONS FROM EACH PREMIUM

A tax expense charge will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed for deferred acquisition costs ("DAC taxes"). The tax expense charge is currently 3 1/2% but may be increased or decreased to reflect changing tax rates. See CHARGES AND DEDUCTIONS -- "Tax Expense Charge."

MONTHLY DEDUCTIONS FROM THE POLICY VALUE

On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyholder inquiries.

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

A daily charge currently equivalent to an effective annual rate of 0.80% of the average daily net asset value of each Sub-Account of the Separate Account is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the Separate Account. The rate is 0.65% for the mortality and expense risk and 0.15% for the Separate Account administrative charge. The administrative charge is eliminated after the tenth Policy year. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account."

The Underlying Funds also incur certain expenses which are reflected in the net asset value of the Sub-Accounts. See INVESTMENT OPTIONS -- "Charges of the Underlying Investment Companies" below.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn or $25. In addition to the partial withdrawal transaction charge, a withdrawal charge also may be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal" The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY -- "Change In the Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase in the Face Amount."

TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND
DEDUCTIONS -- "Transfer Charges."

SURRENDER CHARGES

At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and
(b) is a DEFERRED SALES CHARGE.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. The deferred sales charge is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above. The deferred sales charge, however, will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received that are in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN THE FACE AMOUNT

A separate surrender charge will apply to, and is calculated for, each increase in the Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is the deferred administrative charge, and
(b) is a deferred sales charge. The deferred administrative charge is equal to $8.50 per thousand dollars of increase. The deferred sales charge is equal to 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums that varies by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85).

In accordance with state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. This maximum surrender charge remains level for the first 40 Policy months following the increase, and reduces by 0.5% or more per month (depending on Age at increase) thereafter. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. See THE POLICY -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

OTHER CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges currently are imposed, and any such charge is guaranteed not to exceed $25. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.


                                                                               OTHER EXPENSES         TOTAL FUND
                                                                                 (AFTER ANY            EXPENSES
                                              MANAGEMENT FEE                     APPLICABLE           (AFTER ANY
                                                (AFTER ANY                        WAIVERS/             WAIVERS/
UNDERLYING FUND                             VOLUNTARY WAIVERS)   12B-1 FEES+   REIMBURSEMENTS)      REIMBURSEMENTS)
---------------                             ------------------   -----------   ---------------   ---------------------
AIT Core Equity Fund*......................        0.52%            0.00%            0.05%       0.57%(1)(2)
AIT Equity Index Fund......................        0.27%            0.00%            0.06%       0.33%(1)(2)
AIT Government Bond Fund...................        0.50%            0.00%            0.11%       0.61%(1)
AIT Money Market Fund*.....................        0.31%            0.00%            0.05%       0.36%(1)
AIT Select Aggressive Growth Fund..........        0.78%            0.00%            0.05%       0.83%(1)(2)
AIT Select Capital Appreciation Fund.......        0.87%            0.00%            0.07%       0.94%(1)(2)
AIT Select Emerging Markets Fund...........        1.35%            0.00%            0.54%       1.89%(1)(2)
AIT Select Growth and Income Fund..........        0.67%            0.00%            0.06%       0.73%(1)
AIT Select Growth Fund.....................        0.76%            0.00%            0.05%       0.81%(1)(2)
AIT Select International Equity Fund.......        0.88%            0.00%            0.11%       0.99%(1)(2)
AIT Select Investment Grade Income Fund....        0.42%            0.00%            0.07%       0.49%(1)
AIT Select Strategic Growth Fund...........        0.85%            0.00%            0.30%       1.15%(1)(2)
AIT Select Strategic Income Fund**.........        0.60%            0.00%            0.17%       0.77%(1)
AIT Select Value Opportunity Fund..........        0.88%            0.00%            0.06%       0.94%(1)(2)
Alliance Premier Growth Portfolio
 (Class B).................................        1.00%            0.25%            0.05%       1.30%
DGPF International Equity Series...........        0.78%            0.00%            0.17%       0.95%(3)(4)
Fidelity VIP Equity-Income Portfolio.......        0.48%            0.00%            0.08%       0.56%(5)
Fidelity VIP Growth Portfolio..............        0.57%            0.00%            0.08%       0.65%(5)
Fidelity VIP High Income Portfolio.........        0.58%            0.00%            0.10%       0.68%(5)
Fidelity VIP Overseas Portfolio............        0.72%            0.00%            0.17%       0.89%(5)
Fidelity VIP II Asset Manager Portfolio....        0.53%            0.00%            0.08%       0.61%(5)
FTVIP Franklin Large Cap Growth Securities
 Fund (Class 2)............................        0.75%            0.25%            0.03%       1.03%(6)(7)
FTVIP Franklin Small Cap Fund (Class 2)....        0.53%            0.25%            0.28%       1.06%(6)(8)(9)
INVESCO VIF Health Sciences Fund...........        0.75%            0.00%            0.32%       1.07%(10)
Janus Aspen Growth Portfolio (Service
 Shares)...................................        0.65%            0.25%            0.02%       0.92%(11)
T. Rowe Price International Stock
 Portfolio.................................        1.05%            0.00%            0.00%       1.05%(12)


+ The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.

* Effective October 1, 2000, the management fee rates for the AIT Core Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.


** This portfolio commenced operations on July 3, 2000. "Other Expenses" are based upon estimated amounts for the current fiscal year.



(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.

In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.52% for AIT Core Equity Fund, 0.32% for AIT Equity Index Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.

(3) For the fiscal year ended December 31, 2000, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets was 1.02% for DGPF International Equity Series.

(4) Effective May 1, 2001 through October 31, 2001, the investment adviser for the Series of DGPF has agreed voluntarily to waive their management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% for the DGPF International Equity Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 2001. The declaration of a voluntary expense limitation does not bind the investment adviser to declare future expense limitations with respect to this Fund.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.

(6) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(7) The fund administration fee is paid indirectly through the Management fee.

(8) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.

(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in the FT VIP Franklin Templeton Money Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.

(10) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(11) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus Aspen Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(12) Management fees include operating expenses.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the ability to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's Surrender Value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. A Policyowner contemplating surrender of a Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value also will be adjusted for other factors, including the amount of charges imposed. A Policy will remain in effect so long as the Policy Value less any surrender charges and less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit rider is in effect.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code (the "Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

CONDITIONAL INSURANCE AGREEMENT

If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS" and POLICY LOANS -- "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

ALLOCATION OF INITIAL PREMIUMS

Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

FREE-LOOK PERIOD -- The Policy provides for an initial Free-Look Period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed,

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

    - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In other states, the refund will equal the sum of:

    (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, PLUS

    (2) the value of the amounts allocated to the Separate Account, PLUS

    (3) any fees or charges imposed on the amounts allocated to the Separate Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue age, Date of Issue, and Premium Class as the original Policy. See THE POLICY -- "Conversion Privileges."

FLEXIBLE PREMIUM

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policy, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met. This Rider may not be available in all states. The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

However, if the optional Guaranteed Death Benefit rider is in effect, the Company (a) guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and (b) provides a guaranteed death benefit. See THE POLICY -- "Guaranteed Death Benefit Rider."

GUARANTEED DEATH BENEFIT RIDER

This rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed death benefit.

In order to maintain the rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

PARTIAL WITHDRAWALS

After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $40,000.

A partial withdrawal transaction charge, which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the withdrawal charge. The withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawals" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will be charged interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

Loans from Policies issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code are subject to additional restrictions. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

POLICY LAPSE AND REINSTATEMENT

Except as otherwise provided in the optional Guaranteed Death Benefit Rider, the failure to make premium payments will not cause a Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any;

(b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period during the first 48 months or within 48 months following an increase in the Face Amount. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments your have made, minus any Policy loans, withdrawals and withdrawal charges.

    - the amount of the Minimum Monthly Factor (the amount is shown on page 5 of the Policy) multiplied by the number of months the Policy has been in force or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount. If the Policy lapses, it may be reinstated within three years of the date of default (but not later that the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See POLICY TERMINATION AND REINSTATEMENT.

In addition, if the Guaranteed Death Benefit rider is in effect, the Company guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account. However, the Policy may lapse under certain circumstance. See THE POLICY -- "Guaranteed Death Benefit Rider."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS

The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value, unless the optional Guaranteed Death Benefit Rider is in effect. See THE POLICY -- "Death Proceeds," and "Guaranteed Death Benefit Rider."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST SUM INSURED

Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in the Face Amount."

The minimum increase in Face Amount is $10,000 and any increase also may require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS

You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, Living Benefits Rider and Guaranteed Death Benefit Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deductions. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

INVESTMENT OPTIONS

The Policy permits Net Premiums to be allocated either to the Company's General Account or to the Separate Account. The Separate Account currently is comprised of 26 Sub-Accounts ("Sub-Accounts"). Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the Alliance Variable Product Series Fund, Inc. ("Alliance") managed by Alliance Capital Management, L.P. ("Alliance Capital"), the Delaware Group Premium Fund ("DGPF") managed by Delaware International Advisers Ltd. with respect to the International Equity Series, the Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company, the Franklin Templeton Variable Insurance Products Trust ("FT VIP") managed by Franklin
Advisers, Inc., the Janus Aspen Series ("Janus Aspen") managed by Janus Capital, or the the T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by
T. Rowe Price International, Inc. ("Price-International"), with respect to the International Stock Portfolio. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE POLICY -- "Transfer Privilege." The Trust, Alliance, DGPF, Fidelity VIP, Fidelity VIP II, FT VIP, INVESCO, Janus Aspen, and T. Rowe Price are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policy:

ALLMERICA INVESTMENT TRUST               FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                     Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                    Fidelity VIP Growth Portfolio
AIT Government Bond Fund                 Fidelity VIP High Income Portfolio
AIT Money Market Fund                    Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Capital Appreciation Fund     Fidelity VIP II Asset Manager Portfolio
AIT Select Emerging Markets Fund         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
AIT Select Growth and Income Fund        TRUST (CLASS 2)
AIT Select Growth Fund                   FT VIP Franklin Large Cap Growth Fund
AIT Select International Equity Fund     FT VIP Franklin Small Cap Fund
AIT Select Investment Grade Income Fund  INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIT Select Strategic Growth Fund         INVESCO VIF Health Sciences Fund
AIT Select Strategic Income Fund         JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Value Opportunity Fund        Janus Aspen Growth Portfolio
ALLIANCE VARIABLE PRODUCTS SERIES FUND,  T. ROWE PRICE INTERNATIONAL SERIES, INC.
INC. (CLASS B)                           T. Rowe International Stock Portfolio
Alliance Premier Growth Portfolio
DELAWARE GROUP PREMIUM FUND
DGPF International Equity Series

Certain Funds may not be available in all states.

Each of the Underlying Funds has its own investment objectives. Certain Underlying Funds, however, have investment objectives similar to certain other Underlying Funds. The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

TAXATION OF THE POLICIES

The Policy generally is subject to the same federal income tax treatment as a conventional fixed benefit life insurance Policy. Under current tax law, to the extent there is no change in benefits and the policy is not a modified endowment contract, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are generally excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policy."

A Policy may be considered a "modified endowment contract" if it fails a "seven-pay " test at any time during the first seven Policy years or within seven years of a material change in the Policy. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years or within seven years of a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, Policy surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSEQUENCES -- "Modified Endowment Contracts."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000. As of December 31, 2000, the Company had over $18 billion in assets and over $27 billion of life insurance in force. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on January 21, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently consists of 26 Sub-Accounts. You may allocate investments in up to 20 Sub-Accounts at one time. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust

    - Alliance Variable Products Series Fund, Inc. (Class B)

    - Delaware Group Premium Fund

    - Fidelity Variable Insurance Products Fund

    - Fidelity Variable Insurance Products Fund II

    - Franklin Templeton Variable Insurance Products Trust (Class 2)

    - INVESCO Variable Investment Funds, Inc.

    - Janus Aspen Series (Services Shares)

    - T. Rowe Price International Series, Inc.

The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public but solely to separate accounts of life insurance companies, such as the Separate Account.

Each Sub-Account has two subdivisions. One subdivision applies to a Policy during the first ten Policy years, which are subject to the Separate Account administrative charge. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account." Thereafter, such a Policy automatically is allocated to the second subdivision to account for the elimination of the Separate Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and Separate Account.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING INVESTMENT COMPANIES" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment Policy of the Trust or its separate investment funds.

The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Fourteen investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares: AIT Core Equity Fund, AIT Equity Index Fund, AIT Government Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, the AIT Select Emerging Markets Fund, AIT Select Growth and Income Fund, AIT Select Growth Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund.

Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. One of its separate investment portfolios are currently available under the Policy: Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

DELAWARE GROUP PREMIUM FUND

Delaware Group Premium Fund ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to serve as an investment vehicle for various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the DGPF International Equity Series. Shares of the Series are not offered to the general public but solely to separate accounts of life insurance companies. The Investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International").

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Policy: the Fidelity VIP II Asset Manager Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 (as of December 31, 2000) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Large Cap Growth Securities Fund and FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES

Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is available under the Policy: Janus Aspen Growth Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed in alphabetical order within fund group. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The AIT Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500 Stocks.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See the Fidelity VIP prospectus.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Invests primarily in equity securities of U.S. large cap growth companies with market cap values of $8.5 billion or more, at the time of purchase.

FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in equity securities of U.S. small cap companies with market cap values of less than $1.5 billion or similar in size to those in the Russell 2000 Index, at the time of purchase.

INVESCO VIF HEALTH SCIENCES FUND -- seeks to make an investment grow. The fund is aggressively managed and invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care.

JANUS ASPEN GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established companies selected for their growth potential.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, INC. -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLYING FOR A POLICY

A Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

FREE-LOOK PERIOD

The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2) the value of the amounts allocated to the Separate Account, plus

(3) any fees or charges imposed on the amounts allocated to the Separate
    Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

    - Debt does not exceed Policy Value less surrender charges, then

    - the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

INCENTIVE FUNDING DISCOUNT

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

GUARANTEED DEATH BENEFIT RIDER

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

    - provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

    (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of a Policy Loan; or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND
  BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the 3 1/2% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in THE POLICY -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum or maximum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers, and

    - the maximum number of transfers in a period.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

The Policies are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

    - any additional insurance on the Insured's life that is provided by rider; minus

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE

Age of Insured                                              Percentage of
on Date of Death                                            Policy Value
----------------                                            -------------
    40 and under..........................................      250%
    45....................................................      215%
    50....................................................      185%
    55....................................................      150%
    60....................................................      130%
    65....................................................      120%
    70....................................................      115%
    75....................................................      105%
    80....................................................      105%
    85....................................................      105%
    90....................................................      105%
    95 and above..........................................      100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the

Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1

Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2

Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from the Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICY -- "Premium Payments."

CHANGE IN THE FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. For more information, see CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGE."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, plus

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). See THE POLICY -- "Policy Surrender." There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE POLICY -- ("Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

DEATH PROCEEDS PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deductions. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

POLICY SURRENDER

You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

    - the Policy Value, MINUS

    - any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender is received at the Principal Office. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

The surrender rights of Policyowners who are participants under Section
403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policy. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

TAX EXPENSE CHARGE

Currently, a deduction of 3 1/2% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2 1/2% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2 1/2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The Company, however, does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

MONTHLY DEDUCTION FROM THE POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge is discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See THE POLICY -- "Change in the Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE

If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

       - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

       - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See THE POLICY -- "Change in the Face Amount."

COST OF INSURANCE RATES

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the tenth Policy year. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis.

OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Alliance, DGPF, Fidelity VIP, Fidelity VIP II, FT VIP, INVESCO, Janus Aspen and T. Rowe Price contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in APPENDIX D --

CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue Age) thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS

If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and
(b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter, as provided in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE

During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

    - the most recent increase;

    - the next most recent increases successively, and

    - the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts; or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges" and POLICY LOANS.

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under
Section 403(b) plans are restricted; see FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

Policies loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five (5) years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policyowner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all outstanding loan balances for all loans from all the Policyowner's TSA plans may not exceed the lesser of:

       - $50,000 reduced by the excess (if any) of

       - the highest outstanding balance of loans from all of the Policyowner's TSA plans during the one-year period preceding the date of the loan, minus

       - the outstanding balance of loans from the Policyowner's TSA plans on the date on which such loan was made

                                       OR

       - 50% of the Policyowner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See FEDERAL TAX CONSIDERATIONS -- "POLICIES ISSUED IN CONNECTION WITH TSA
PLANS."

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force. However, see THE POLICY -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B.

Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a

Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President
  Director and Vice President           (since 1984) of First Allmerica
Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and                    (since 1998) of First Allmerica
  Corporate Controller
Mark R. Colborn                       Director (since 2000) and Vice President
  Director and Vice President           (since 1992) of First Allmerica
Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                             Allmerica; Counsel (since 1996) of First Allmerica;
                                        Attorney (1991-1996) of Nutter, McClennen & Fish
J. Kendall Huber                      Director, Vice President and General Counsel
  Director, Vice President and          (since 2000) of First Allmerica; Vice President
  General Counsel                       (1999) of Promos Hotel Corporation; Vice President
                                        and Deputy General Counsel (1998-1999) of Legg
                                        Mason, Inc.; Vice President and Deputy General
                                        Counsel (1995-1998) of USF&G Corporation
John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and          and Vice President (since 1991) of First Allmerica;
  Chief Investment Officer              Director (since 1996) and President (since 1995) of
                                        Allmerica Asset Management, Inc.
Mark C. McGivney                      Vice President (since 1997) and Treasurer
  Treasurer                             (since 2000) of First Allmerica; Associate,
                                        Investment Banking (1996-1997) of Merrill Lynch &
                                        Co.
John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of              (since 1989) of First Allmerica
  the Board
Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and          Vice President (since 1993) and Treasurer
  Chief Financial Officer               (1993-2000) of First Allmerica
Richard M. Reilly                     Director (since 1996) and Vice President
  Director, President and               (since 1990) of First Allmerica; Director
  Chief Executive Officer               (since 1990), President and Chief Executive Officer
                                        (since 1995) of Allmerica Financial Life Insurance
                                        and Annuity Company; Director and President
                                        (since 1998) of Allmerica Financial Investment
                                        Management Services, Inc.
Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                              Allmerica; Chief Executive Officer (1996 to 1998)
                                        of Travelers Property & Casualty; Senior
                                        Vice President (1993 to 1996) of Aetna Life &
                                        Casualty Company
Eric A. Simonsen                      Director (since 1996) and Vice President
  Director and Vice President           (since 1990) of First Allmerica
Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President           Allmerica; Vice President (1996-1998) of Travelers
                                        Property & Casualty; Director of Geico Team
                                        (1983-1996) of Aetna Life & Casualty

                                  DISTRIBUTION

Allmerica Investments, Inc., a subsidiary of First Allmerica, acts as the principal underwriter of the Policy pursuant to a Sales and Administrative Services Agreement with the Company and the VEL II Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policy is sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., or of certain independent broker-dealers which are members of the NASD.

The Company pays commissions to registered representatives who sell the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally will equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives also may be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year premiums or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica
Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of VEL II Account of the Company as of December 31, 2000 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE POLICY

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death

Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. But see "Modified Endowment Contracts".

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or
(2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code
Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

THE POLICY

This Prospectus describes a flexible premium variable life insurance Policy and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

DELAY OF PAYMENTS

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS, AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from the Policy Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent. Certain riders may not be available in all states.

The following supplemental benefits are available for issue under the Policy for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

GUARANTEED DEATH BENEFIT RIDER

    This Rider, WHICH IS AVAILABLE ONLY AT ISSUE, (a) guarantees that your Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit. See THE POLICY -- "Guaranteed Death Benefit Rider."

                                   APPENDIX B
                         DEATH PROCEEDS PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

    - The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

    Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

    Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

          (1)  upon the death of the payee, with no further payments due
               (Life Annuity), or

          (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

          (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

    Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

    Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

    Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

          (1)  in the same amount as the original amount; or

          (2)  in an amount equal to 2/3 of the original amount; or

          (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                  ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Policy's Sum Insured and the Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, the daily charge against the Separate Account for mortality and expense risks, and the Separate Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance Charges tables, the Separate Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Separate Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Separate Account charges are equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the Separate Account in the first ten Policy Years, and 0.90% thereafter.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.90% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 2000, ranged from an annual rate of 0.33% to an annual rate of 1.89% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.


Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic

Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000. In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2001 through October 31, 2001, the investment adviser for the Series of DGPF has agreed voluntarily to waive their management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% for the DGPF International Equity Series. The declaration of a voluntary expense limitation does not bind the investment adviser to declare future expense limitations with respect to this Fund.

The investment adviser for the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. The investment adviser has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in FT VIP Franklin Templeton Money Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

In the Current Cost of Insurance Charges tables, taking into account the mortality and expense risk charge (0.65%), the Separate Account administrative charge (0.15% in the first ten Policy years), and the assumed charge for Underlying Fund advisory fees and operating expenses (0.90%), the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.70%, 4.30% and 10.30%, respectively, during the first ten Policy years and -1.55%, 4.45% and 10.45%, respectively, thereafter.

In the Guaranteed Cost of Insurance Charges tables, taking into account the guaranteed mortality and expense risk charge (0.90%), the guaranteed VEL II Account administrative charge (0.25% in the first ten Policy years), and the assumed charge for Underlying Fund advisory fees and operating expenses (0.90%), the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00% and 10.00%, respectively, during the first ten Policy years and -1.80%, 4.20% and 10.20%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 4,410            0       3,198     250,000          73       3,416    250,000
          2                 9,041        2,561       6,295     250,000       3,197       6,932    250,000
          3                13,903        3,678       9,277     250,000       4,937      10,535    250,000
          4                19,008        6,770      12,144     250,000       8,858      14,232    250,000
          5                24,368        9,859      14,897     250,000      12,985      18,024    250,000
          6                29,996       12,816      17,519     250,000      17,196      21,898    250,000
          7                35,906       15,658      20,025     250,000      21,507      25,874    250,000
          8                42,112       18,381      22,412     250,000      25,921      29,952    250,000
          9                48,627       20,985      24,680     250,000      30,443      34,138    250,000
         10                55,469       23,458      26,817     250,000      35,066      38,425    250,000
         11                62,652       26,303      28,990     250,000      40,315      43,002    250,000
         12                70,195       29,021      31,037     250,000      45,694      47,709    250,000
         13                78,114       31,595      32,938     250,000      51,196      52,539    250,000
         14                86,430       34,013      34,685     250,000      56,819      57,491    250,000
         15                95,161       36,261      36,261     250,000      62,560      62,560    250,000
         16               104,330       37,681      37,681     250,000      67,772      67,772    250,000
         17               113,956       38,926      38,926     250,000      73,120      73,120    250,000
         18               124,064       39,976      39,976     250,000      78,603      78,603    250,000
         19               134,677       40,787      40,787     250,000      84,199      84,199    250,000
         20               145,821       41,386      41,386     250,000      89,947      89,947    250,000
       Age 60              95,161       36,261      36,261     250,000      62,560      62,560    250,000
       Age 65             145,821       41,386      41,386     250,000      89,947      89,947    250,000
       Age 70             210,477       40,321      40,321     250,000     121,088     121,088    250,000
       Age 75             292,995       29,871      29,871     250,000     157,711     157,711    250,000

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 292       3,635    250,000
          2               3,861       7,596    250,000
          3               6,303      11,901    250,000
          4              11,216      16,591    250,000
          5              16,665      21,703    250,000
          6              22,565      27,268    250,000
          7              28,982      33,349    250,000
          8              35,971      40,002    250,000
          9              43,596      47,291    250,000
         10              51,919      55,278    250,000
         11              61,556      64,243    250,000
         12              72,098      74,114    250,000
         13              83,640      84,983    250,000
         14              96,295      96,967    250,000
         15             110,193     110,193    250,000
         16             124,832     124,832    250,000
         17             141,053     141,053    250,000
         18             159,058     159,058    250,000
         19             179,068     179,068    250,000
         20             201,376     201,376    250,000
       Age 60           110,193     110,193    250,000
       Age 65           201,376     201,376    250,000
       Age 70           352,904     352,904    409,368
       Age 75           599,088     599,088    641,024

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 4,410            0       3,100     250,000           0       3,315    250,000
          2                 9,041        2,347       6,082     250,000       2,971       6,706    250,000
          3                13,903        3,345       8,943     250,000       4,573      10,171    250,000
          4                19,008        6,309      11,684     250,000       8,338      13,713    250,000
          5                24,368        9,259      14,297     250,000      12,287      17,326    250,000
          6                29,996       12,081      16,784     250,000      16,309      21,012    250,000
          7                35,906       14,763      19,130     250,000      20,393      24,760    250,000
          8                42,112       17,294      21,325     250,000      24,530      28,561    250,000
          9                48,627       19,664      23,359     250,000      28,713      32,408    250,000
         10                55,469       21,858      25,217     250,000      32,928      36,287    250,000
         11                62,652       24,272      26,959     250,000      37,602      40,289    250,000
         12                70,195       26,489      28,504     250,000      42,304      44,319    250,000
         13                78,114       28,502      29,846     250,000      47,032      48,376    250,000
         14                86,430       30,301      30,973     250,000      51,781      52,452    250,000
         15                95,161       31,862      31,862     250,000      56,534      56,534    250,000
         16               104,330       32,492      32,492     250,000      60,605      60,605    250,000
         17               113,956       32,835      32,835     250,000      64,650      64,650    250,000
         18               124,064       32,854      32,854     250,000      68,643      68,643    250,000
         19               134,677       32,504      32,504     250,000      72,556      72,556    250,000
         20               145,821       31,736      31,736     250,000      76,355      76,355    250,000
       Age 60              95,161       31,862      31,862     250,000      56,534      56,534    250,000
       Age 65             145,821       31,736      31,736     250,000      76,355      76,355    250,000
       Age 70             210,477       19,852      19,852     250,000      92,718      92,718    250,000
       Age 75             292,995            0           0     250,000      99,794      99,794    250,000

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 188       3,531    250,000
          2               3,622       7,357    250,000
          3               5,906      11,505    250,000
          4              10,632      16,007    250,000
          5              15,853      20,892    250,000
          6              21,497      26,200    250,000
          7              27,596      31,962    250,000
          8              34,186      38,217    250,000
          9              41,314      45,009    250,000
         10              49,027      52,386    250,000
         11              57,857      60,544    250,000
         12              67,432      69,447    250,000
         13              77,840      79,184    250,000
         14              89,182      89,854    250,000
         15             101,563     101,563    250,000
         16             114,440     114,440    250,000
         17             128,635     128,635    250,000
         18             144,319     144,319    250,000
         19             161,699     161,699    250,000
         20             181,025     181,025    250,000
       Age 60           101,563     101,563    250,000
       Age 65           181,025     181,025    250,000
       Age 70           313,309     313,309    363,439
       Age 75           523,992     523,992    560,672

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,470          282       1,178      76,178         358       1,254     76,254
          2                 3,014        1,310       2,331      77,331       1,536       2,557     77,557
          3                 4,634        2,395       3,462      78,462       2,846       3,913     78,913
          4                 6,336        3,543       4,568      79,568       4,298       5,322     80,322
          5                 8,123        4,690       5,651      80,651       5,827       6,787     81,787
          6                 9,999        5,813       6,709      81,709       7,412       8,309     83,309
          7                11,969        6,911       7,743      82,743       9,057       9,890     84,890
          8                14,037        7,980       8,748      83,748      10,758      11,526     86,526
          9                16,209        9,024       9,728      84,728      12,521      13,225     88,225
         10                18,490       10,033      10,673      85,673      14,338      14,978     89,978
         11                20,884       11,126      11,638      86,638      16,337      16,850     91,850
         12                23,398       12,195      12,580      87,580      18,411      18,796     93,796
         13                26,038       13,240      13,496      88,496      20,561      20,817     95,817
         14                28,810       14,258      14,386      89,386      22,788      22,916     97,916
         15                31,720       15,247      15,247      90,247      25,094      25,094    100,094
         16                34,777       16,079      16,079      91,079      27,350      27,350    102,350
         17                37,985       16,874      16,874      91,874      29,684      29,684    104,684
         18                41,355       17,631      17,631      92,631      32,094      32,094    107,094
         19                44,892       18,348      18,348      93,348      34,583      34,583    109,583
         20                48,607       19,025      19,025      94,025      37,152      37,152    112,152
       Age 60              97,665       23,433      23,433      98,433      67,841      67,841    142,841
       Age 65             132,771       23,396      23,396      98,396      86,606      86,606    161,606
       Age 70             177,576       20,999      20,999      95,999     107,207     107,207    182,207
       Age 75             234,759       15,280      15,280      90,280     128,788     128,788    203,788

                               HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ---------------------------------
       POLICY          SURRENDER    POLICY       DEATH
        YEAR             VALUE     VALUE (2)    BENEFIT
---------------------  ---------   ---------   ---------
          1                 435        1,330      76,330
          2               1,772        2,793      77,793
          3               3,335        4,403      79,403
          4               5,148        6,173      81,173
          5               7,159        8,120      83,120
          6               9,365       10,262      85,262
          7              11,785       12,617      87,617
          8              14,435       15,203      90,203
          9              17,343       18,047      93,047
         10              20,524       21,164      96,164
         11              24,143       24,655      99,655
         12              28,118       28,502     103,502
         13              32,484       32,740     107,740
         14              37,280       37,408     112,408
         15              42,548       42,548     117,548
         16              48,207       48,207     123,207
         17              54,432       54,432     129,432
         18              61,281       61,281     136,281
         19              68,816       68,816     143,816
         20              77,107       77,107     152,107
       Age 60           223,508      223,508     299,501
       Age 65           370,229      370,229     451,679
       Age 70           607,132      607,132     704,274
       Age 75           991,313      991,313   1,066,313

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS             HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                         PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST     --------------------------------   --------------------------------
       POLICY              AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)     VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   ------------   ---------   ---------   --------   ---------   ---------   --------
          1                 1,470          262       1,157      76,157         337       1,233     76,233
          2                 3,014        1,267       2,288      77,288       1,490       2,512     77,512
          3                 4,634        2,327       3,394      78,394       2,772       3,839     78,839
          4                 6,336        3,449       4,473      79,473       4,190       5,215     80,215
          5                 8,123        4,566       5,526      80,526       5,680       6,641     81,641
          6                 9,999        5,655       6,551      81,551       7,220       8,117     83,117
          7                11,969        6,717       7,550      82,550       8,812       9,645     84,645
          8                14,037        7,751       8,519      83,519      10,456      11,224     86,224
          9                16,209        8,756       9,460      84,460      12,153      12,858     87,858
         10                18,490        9,731      10,371      85,371      13,904      14,544     89,544
         11                20,884       10,769      11,282      86,282      15,813      16,326     91,326
         12                23,398       11,778      12,162      87,162      17,784      18,168     93,168
         13                26,038       12,757      13,013      88,013      19,818      20,074     95,074
         14                28,810       13,706      13,834      88,834      21,916      22,044     97,044
         15                31,720       14,623      14,623      89,623      24,080      24,080     99,080
         16                34,777       15,381      15,381      90,381      26,183      26,183    101,183
         17                37,985       16,104      16,104      91,104      28,353      28,353    103,353
         18                41,355       16,792      16,792      91,792      30,592      30,592    105,592
         19                44,892       17,446      17,446      92,446      32,901      32,901    107,901
         20                48,607       18,061      18,061      93,061      35,280      35,280    110,280
       Age 60              97,665       21,346      21,346      96,346      62,549      62,549    137,549
       Age 65             132,771       19,938      19,938      94,938      77,638      77,638    152,638
       Age 70             177,576       14,815      14,815      89,815      91,756      91,756    166,756
       Age 75             234,759        3,689       3,689      78,689     101,694     101,694    176,694

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 413       1,308     76,308
          2               1,723       2,745     77,745
          3               3,254       4,321     79,321
          4               5,027       6,051     81,051
          5               6,988       7,948     82,948
          6               9,131      10,028     85,028
          7              11,475      12,308     87,308
          8              14,037      14,806     89,806
          9              16,839      17,543     92,543
         10              19,901      20,542     95,542
         11              23,369      23,881     98,881
         12              27,163      27,547    102,547
         13              31,316      31,572    106,572
         14              35,864      35,992    110,992
         15              40,845      40,845    115,845
         16              46,174      46,174    121,174
         17              52,025      52,025    127,025
         18              58,450      58,450    133,450
         19              65,505      65,505    140,505
         20              73,252      73,252    148,252
       Age 60           207,240     207,240    282,240
       Age 65           338,056     338,056    413,056
       Age 70           545,047     545,047    632,254
       Age 75           872,491     872,491    947,491

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

APPLICABLE AGE   MAXIMUM GAPS     APPLICABLE AGE    MAXIMUM GAPS
--------------  ---------------   --------------   ---------------
     0-55          1.660714             68            1.290612
      56           1.632245             69            1.262143
      57           1.603776             70            1.233673
      58           1.575306             71            1.205204
      59           1.546837             72            1.176735
      60           1.518367             73            1.148265
      61           1.489898             74            1.119796
      62           1.461429             75            1.091327
      63           1.432959             76            1.062857
      64           1.404490             77            1.034388
      65           1.376020             78            1.005918
      66           1.347551             79            0.977449
      67           1.319082             80            0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
----
0-50                    The maximum surrender charge remains level for the first 40
                        Policy months, reduces by 0.5% for the next 80 Policy
                        months, then decreases by 1% per month to zero at the end of
                        180 Policy months (15 Policy years).

51 and above            The maximum surrender charge remains level for 40 Policy
                        months and decreases per month by above the percentages
                        below:

                        Age 51 - 0.78% per month for 128 months
                        Age 52 - 0.86% per month for 116 months
                        Age 53 - 0.96% per month for 104 months
                        Age 54 - 1.09% per month for 92 months
                        Age 55 and over - 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
Issue or    Male       Male     Female     Female
Increase  Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------

    0                  8.63                 7.68
    1                  8.63                 7.70
    2                  8.78                 7.81
    3                  8.94                 7.93
    4                  9.10                 8.05
    5                  9.27                 8.18
    6                  9.46                 8.32
    7                  9.65                 8.47
    8                  9.86                 8.62
    9                 10.08                 8.78
   10                 10.31                 8.95
   11                 10.55                 9.13
   12                 10.81                 9.32
   13                 11.07                 9.51
   14                 11.34                 9.71
   15                 11.62                 9.92
   16                 11.89                10.14
   17                 12.16                10.36
   18       10.65     12.44       9.73     10.59
   19       10.87     12.73       9.93     10.83
   20       11.10     13.02      10.15     11.09
   21       11.34     13.33      10.37     11.35
   22       11.59     13.66      10.60     11.63
   23       11.85     14.01      10.85     11.92
   24       12.14     14.38      11.10     12.22
   25       12.44     14.77      11.37     12.54
   26       12.75     15.19      11.66     12.88
   27       13.09     15.64      11.95     13.23
   28       13.45     16.11      12.26     13.60
   29       13.83     16.62      12.59     13.99
   30       14.23     17.15      12.93     14.40
   31       14.66     17.72      13.29     14.83
   32       15.10     18.32      13.67     15.28
   33       15.58     18.96      14.07     15.75
   34       16.08     19.63      14.49     16.25
   35       16.60     20.35      14.93     16.77
   36       17.16     21.10      15.39     17.33
   37       17.75     21.89      15.88     17.91
   38       18.37     22.73      16.39     18.51
   39       19.02     23.55      16.93     19.15
   40       19.71     24.28      17.50     19.81
   41       20.44     25.04      18.09     20.51
   42       21.20     25.85      18.71     21.23
   43       22.02     26.71      19.36     21.98

 Age at
Issue or    Male       Male     Female     Female
Increase  Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------
   44       22.87     27.61      20.04     22.77
   45       23.61     28.56      20.76     23.56
   46       24.36     29.57      21.52     24.23
   47       25.15     30.63      22.33     24.94
   48       26.00     31.16      23.14     24.69
   49       26.90     32.95      23.83     26.47
   50       27.85     34.21      24.57     27.31
   51       28.87     35.56      25.35     28.18
   52       29.96     36.99      26.17     29.11
   53       31.12     38.25      27.05     30.09
   54       32.56     38.25      27.95     31.12
   55       33.67     38.25      28.97     32.21
   56       34.62     38.25      29.65     32.94
   57       35.61     38.25      30.36     33.70
   58       36.65     38.25      31.11     34.49
   59       37.73     38.25      32.74     36.23
   60       38.25     38.25      32.74     36.23
   61       38.25     38.25      33.63     37.18
   62       38.25     38.25      34.57     38.18
   63       38.25     38.25      35.56     38.25
   64       38.25     38.25      36.60     38.25
   65       38.25     38.25      37.68     38.25
   66       38.25     38.25      38.25     38.25
   67       38.25     38.25      38.25     38.25
   68       38.25     38.25      38.25     38.25
   69       38.25     38.25      38.25     38.25
   70       38.25     38.25      38.25     38.25
   71       38.25     38.25      38.25     38.25
   72       38.25     38.25      38.25     38.25
   73       38.25     38.25      38.25     38.25
   74       38.25     38.25      38.25     38.25
   75       38.25     38.25      38.25     38.25
   76       38.25     38.25      38.25     38.25
   77       38.25     38.25      38.25     38.25
   78       38.25     38.25      38.25     38.25
   79       38.25     38.25      38.25     38.25
   80       38.25     38.25      38.25     38.25

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

    (a) Deferred administrative charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred sales charge                                            $909.95
       (49% X 1.660714 GAPs)

                                                                     -----------

           TOTAL                                                       $1,759.95

    Maximum surrender charge per table on page 84 (16.60 X 100)        $1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (a) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (b) Deferred sales charge                                             Varies
        (not to exceed 29% of Premiums received, up to one GAP, plus 9% of premiums received in excess of one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

                                                            --------------------

                                                              Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Policy first was offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)) and based on the periods that the Underlying Funds have been in existence (Tables II(A) and II(B)). The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I(A) and II(A)) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICY, SEE CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2000. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to:

    - Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson, Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general (unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses); or

    - other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

    - the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                                    10 YEARS
                                              SUB-ACCOUNT       FOR YEAR                            OR SINCE
                                               INCEPTION         ENDED                5           INCEPTION OF
                                                 DATE           12/31/00            YEARS          SUB-ACCOUNT
AIT Core Equity Fund                           07/06/93             -100.00%             0.34%             7.40%
AIT Equity Index Fund                          07/18/93             -100.00%             2.64%             9.00%
AIT Government Bond Fund                       07/22/93             -100.00%           -12.92%            -4.72%
AIT Money Market Fund                          07/18/93             -100.00%           -13.02%            -5.17%
AIT Select Aggressive Growth Fund              07/20/93             -100.00%            -6.89%             2.86%
AIT Select Capital Appreciation Fund           04/30/95             -100.00%            -2.57%             6.25%
AIT Select Emerging Markets Fund               05/29/98             -100.00%              N/A            -59.58%
AIT Select Growth and Income Fund              07/26/93             -100.00%            -3.61%             4.16%
AIT Select Growth Fund                         07/20/93             -100.00%             3.71%             7.71%
AIT Select International Equity Fund           05/03/94             -100.00%            -4.32%             0.60%
AIT Select Investment Grade Income Fund        07/19/93             -100.00%           -12.48%            -4.17%
AIT Select Strategic Growth Fund               05/29/98             -100.00%              N/A            -74.83%
AIT Select Strategic Income Fund                 N/A                    N/A               N/A               N/A
AIT Select Value Opportunity Fund              07/18/93              -89.42%             0.22%             5.22%
Alliance Premier Growth Portfolio (Class B)      N/A                    N/A               N/A               N/A
DGPF International Equity Series               07/18/93             -100.00%            -6.63%             1.82%
Fidelity VIP Equity-Income Portfolio           07/06/93             -100.00%            -2.75%             6.95%
Fidelity VIP Growth Portfolio                  07/18/93             -100.00%             4.35%            10.29%
Fidelity VIP High Income Portfolio             07/18/93             -100.00%           -44.05%            -6.43%
Fidelity VIP Overseas Portfolio                07/20/93             -100.00%            -6.63%             0.70%
Fidelity VIP II Asset Manager Portfolio        05/10/94             -100.00%            -5.70%            -0.26%
FT VIP Franklin Large Cap Growth Securities
 Fund (Class 2)                                  N/A                    N/A               N/A               N/A
FT VIP Franklin Small Cap Fund (Class 2)         N/A                    N/A               N/A               N/A
INVESCO VIF Health Sciences Fund                 N/A                    N/A               N/A               N/A
Janus Aspen Growth Portfolio (Service
 Shares)                                         N/A                    N/A               N/A               N/A
T. Rowe Price International Stock Portfolio    06/21/95             -100.00%            -9.20%            -6.41%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                    10 YEARS
                                              SUB-ACCOUNT       FOR YEAR                            OR SINCE
                                               INCEPTION         ENDED                5           INCEPTION OF
                                                 DATE           12/31/00            YEARS          SUB-ACCOUNT
AIT Core Equity Fund                           07/06/93              -10.23%            15.06%            14.83%
AIT Equity Index Fund                          07/18/93               -9.76%            16.93%            16.29%
AIT Government Bond Fund                       07/22/93                9.12%             4.79%             4.65%
AIT Money Market Fund                          07/18/93                5.55%             4.72%             4.27%
AIT Select Aggressive Growth Fund              07/20/93              -25.15%             9.34%            10.95%
AIT Select Capital Appreciation Fund           04/30/95                5.96%            12.72%            17.69%
AIT Select Emerging Markets Fund               05/29/98              -37.73%              N/A             -5.15%
AIT Select Growth and Income Fund              07/26/93              -11.51%            11.90%            12.09%
AIT Select Growth Fund                         07/20/93              -18.45%            17.81%            15.16%
AIT Select International Equity Fund           05/03/94               -9.70%            11.34%            10.44%
AIT Select Investment Grade Income Fund        07/19/93                9.43%             5.12%             5.08%
AIT Select Strategic Growth Fund               05/29/98              -37.53%              N/A            -13.27%
AIT Select Strategic Income Fund                 N/A                    N/A               N/A               N/A
AIT Select Value Opportunity Fund              07/18/93               29.35%            14.96%            12.98%
Alliance Premier Growth Portfolio (Class B)      N/A                    N/A               N/A               N/A
DGPF International Equity Series               07/18/93               -0.27%             9.54%            10.06%
Fidelity VIP Equity-Income Portfolio           07/06/93                7.55%            12.58%            14.44%
Fidelity VIP Growth Portfolio                  07/18/93              -11.69%            18.34%            17.43%
Fidelity VIP High Income Portfolio             07/18/93              -23.09%             0.66%             3.26%
Fidelity VIP Overseas Portfolio                07/20/93              -19.76%             9.54%             9.12%
Fidelity VIP II Asset Manager Portfolio        05/10/94               -4.70%            10.26%             9.77%
FT VIP Franklin Large Cap Growth Securities
 Fund (Class 2)                                  N/A                    N/A               N/A               N/A
FT VIP Franklin Small Cap Fund (Class 2)         N/A                    N/A               N/A               N/A
INVESCO VIF Health Sciences Fund                 N/A                    N/A               N/A               N/A
Janus Aspen Growth Portfolio (Service
 Shares)                                         N/A                    N/A               N/A               N/A
T. Rowe Price International Stock Portfolio    06/21/95              -18.50%             7.57%             7.88%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                             UNDERLYING                                            10 YEARS
                                             PORTFOLIO        FOR YEAR                            (OR SINCE
                                             INCEPTION         ENDED                5             INCEPTION
                                                DATE          12/31/00            YEARS            IF LESS)
AIT Core Equity Fund                         04/29/85             -100.00%             0.34%             10.39%
AIT Equity Index Fund                        09/28/90             -100.00%             2.64%             11.13%
AIT Government Bond Fund                     08/26/91             -100.00%           -12.92%             -0.90%
AIT Money Market Fund                        04/29/85             -100.00%           -13.02%             -2.09%
AIT Select Aggressive Growth Fund            08/21/92             -100.00%            -6.89%              6.60%
AIT Select Capital Appreciation Fund         04/28/95             -100.00%            -2.57%              6.25%
AIT Select Emerging Markets Fund             02/20/98             -100.00%              N/A             -60.71%
AIT Select Growth and Income Fund            08/21/92             -100.00%            -3.61%              4.61%
AIT Select Growth Fund                       08/21/92             -100.00%             3.71%              7.77%
AIT Select International Equity Fund         05/02/94             -100.00%            -4.32%              0.61%
AIT Select Investment Grade Income Fund      04/29/85             -100.00%           -12.48%              1.21%
AIT Select Strategic Growth Fund             02/20/98             -100.00%              N/A             -69.45%
AIT Select Strategic Income Fund             07/03/00                 N/A               N/A            -100.00%
AIT Select Value Opportunity Fund            04/30/93              -89.42%             0.22%              5.41%
Alliance Premier Growth Portfolio
 (Class B)                                   06/26/92             -100.00%             6.99%             13.46%
DGPF International Equity Series             10/29/92             -100.00%            -6.63%              2.09%
Fidelity VIP Equity-Income Portfolio         10/09/86             -100.00%            -2.75%             11.75%
Fidelity VIP Growth Portfolio                10/09/86             -100.00%             4.35%             14.53%
Fidelity VIP High Income Portfolio           09/19/85             -100.00%           -44.05%              3.41%
Fidelity VIP Overseas Portfolio              01/28/87             -100.00%            -6.63%              2.75%
Fidelity VIP II Asset Manager Portfolio      09/06/89             -100.00%            -5.70%              5.76%
FT VIP Franklin Large Cap Growth
 Securities Fund (Class 2)                   05/01/96             -100.00%              N/A               1.05%
FT VIP Franklin Small Cap Fund (Class 2)     11/01/95             -100.00%             5.11%              5.54%
INVESCO VIF Health Sciences Fund             05/22/97              -89.59%              N/A              -3.06%
Janus Aspen Growth Portfolio (Service
 Shares)                                     09/13/93             -100.00%             3.71%              8.94%
T. Rowe Price International Stock Portfolio  03/31/94             -100.00%            -9.20%             -3.12%

(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                              UNDERLYING                                           10 YEARS
                                              PORTFOLIO        FOR YEAR                            (OR SINCE
                                              INCEPTION         ENDED                5             INCEPTION
                                                 DATE          12/31/00            YEARS           IF LESS)
AIT Core Equity Fund                          04/29/85              -10.23%            15.06%            15.05%
AIT Equity Index Fund                         09/28/90               -9.76%            16.93%            15.73%
AIT Government Bond Fund                      08/26/91                9.12%             4.79%             5.58%
AIT Money Market Fund                         04/29/85                5.55%             4.72%             4.04%
AIT Select Aggressive Growth Fund             08/21/92              -25.15%             9.34%            13.03%
AIT Select Capital Appreciation Fund          04/28/95                5.96%            12.72%            17.69%
AIT Select Emerging Markets Fund              02/20/98              -37.73%              N/A             -7.59%
AIT Select Growth and Income Fund             08/21/92              -11.51%            11.90%            11.28%
AIT Select Growth Fund                        08/21/92              -18.45%            17.81%            14.07%
AIT Select International Equity Fund          05/02/94               -9.70%            11.34%            10.44%
AIT Select Investment Grade Income Fund       04/29/85                9.43%             5.12%             6.87%
AIT Select Strategic Growth Fund              02/20/98              -37.53%              N/A            -11.90%
AIT Select Strategic Income Fund              07/03/00                 N/A               N/A              4.62%
AIT Select Value Opportunity Fund             04/30/93               29.35%            14.96%            12.83%
Alliance Premier Growth Portfolio (Class B)   06/26/92              -17.46%            20.54%            19.05%
DGPF International Equity Series              10/29/92               -0.27%             9.54%             9.30%
Fidelity VIP Equity-Income Portfolio          10/09/86                7.55%            12.58%            16.30%
Fidelity VIP Growth Portfolio                 10/09/86              -11.69%            18.34%            18.87%
Fidelity VIP High Income Portfolio            09/19/85              -23.09%             0.66%             8.79%
Fidelity VIP Overseas Portfolio               01/28/87              -19.76%             9.54%             8.21%
Fidelity VIP II Asset Manager Portfolio       09/06/89               -4.70%            10.26%            10.87%
FT VIP Franklin Large Cap Growth Securities
 Fund (Class 2)                               05/01/96                4.35%              N/A             17.56%
FT VIP Franklin Small Cap Fund (Class 2)      11/01/95              -15.66%            18.97%            18.78%
INVESCO VIF Health Sciences Fund              05/22/97               29.17%              N/A             22.43%
Janus Aspen Growth Portfolio (Service
 Shares)                                      09/13/93              -15.65%            17.81%            16.45%
T. Rowe Price International Stock Portfolio   03/31/94              -18.50%             7.57%             7.18%

(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL II Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL II Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                                 VEL II ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                    SELECT                                              SELECT
                                      CORE        INVESTMENT       MONEY       EQUITY     GOVERNMENT  AGGRESSIVE     SELECT
                                    EQUITY(A)   GRADE INCOME(A)    MARKET       INDEX        BOND       GROWTH       GROWTH
                                   -----------  ---------------  ----------  -----------  ----------  -----------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $44,692,122    $9,471,854     $9,977,015  $38,455,816  $2,583,423  $42,003,203  $35,304,430
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --            --             --           --         --            --           --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................           --            --             --           --         --            --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc. ..................           --            --             --           --         --            --           --
Investment in shares of Delaware
  Group Premium Fund.............           --            --             --           --         --            --           --
                                   -----------    ----------     ----------  -----------  ----------  -----------  -----------
  Total assets...................   44,692,122     9,471,854      9,977,015   38,455,816  2,583,423    42,003,203   35,304,430

LIABILITIES:                                --            --             --           --         --            --           --
                                   -----------    ----------     ----------  -----------  ----------  -----------  -----------
  Net assets.....................  $44,692,122    $9,471,854     $9,977,015  $38,455,816  $2,583,423  $42,003,203  $35,304,430
                                   ===========    ==========     ==========  ===========  ==========  ===========  ===========
Net asset distribution by
  category:
  Variable life policies.........  $44,692,122    $9,471,854     $9,977,015  $38,455,816  $2,583,423  $42,003,203  $35,304,430
                                   ===========    ==========     ==========  ===========  ==========  ===========  ===========
Units outstanding, December 31,
  2000...........................   15,866,511     6,545,992      7,307,215   12,481,542  1,841,581    19,368,928   12,337,895
Net asset value per unit,
  December 31, 2000..............  $  2.816758    $ 1.446970     $ 1.365365  $  3.081015  $1.402829   $  2.168587  $  2.861463

                                                                   SELECT
                                   SELECT GROWTH  SELECT VALUE  INTERNATIONAL
                                    AND INCOME    OPPORTUNITY      EQUITY
                                   -------------  ------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $19,784,473   $22,080,296    $23,497,651
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................            --            --             --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................            --            --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc. ..................            --            --             --
Investment in shares of Delaware
  Group Premium Fund.............            --            --             --
                                    -----------   -----------    -----------
  Total assets...................    19,784,473    22,080,296     23,497,651
LIABILITIES:                                 --            --             --
                                    -----------   -----------    -----------
  Net assets.....................   $19,784,473   $22,080,296    $23,497,651
                                    ===========   ===========    ===========
Net asset distribution by
  category:
  Variable life policies.........   $19,784,473   $22,080,296    $23,497,651
                                    ===========   ===========    ===========
Units outstanding, December 31,
  2000...........................     8,470,693     8,887,463     12,122,377
Net asset value per unit,
  December 31, 2000..............   $  2.335638   $  2.484432    $  1.938370

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                      SELECT       SELECT      SELECT     FIDELITY      FIDELITY      FIDELITY      FIDELTY
                                     CAPITAL      EMERGING   STRATEGIC       VIP           VIP           VIP          VIP
                                   APPRECIATION   MARKETS      GROWTH    HIGH INCOME  EQUITY-INCOME    GROWTH      OVERSEAS
                                   ------------  ----------  ----------  -----------  -------------  -----------  -----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $19,742,987   $2,292,745  $1,518,189  $       --    $        --   $        --  $        --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --           --          --  13,322,711     59,055,070    80,117,894   15,993,766
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................           --           --          --          --                           --           --
                                                                                               ---
Investment in shares of T. Rowe
  Price International
  Series, Inc. ..................           --           --          --          --             --            --           --
Investment in shares of Delaware
  Group Premium Fund.............           --           --          --          --             --            --           --
                                   -----------   ----------  ----------  -----------   -----------   -----------  -----------
  Total assets...................   19,742,987    2,292,745   1,518,189  13,322,711     59,055,070    80,117,894   15,993,766

LIABILITIES:                                --           --          --          --             --            --           --
                                   -----------   ----------  ----------  -----------   -----------   -----------  -----------
  Net assets.....................  $19,742,987   $2,292,745  $1,518,189  $13,322,711   $59,055,070   $80,117,894  $15,993,766
                                   ===========   ==========  ==========  ===========   ===========   ===========  ===========
Net asset distribution by
  category:
  Variable life policies.........  $19,742,987   $2,292,745  $1,518,189  $13,322,711   $59,055,070   $80,117,894  $15,993,766
                                   ===========   ==========  ==========  ===========   ===========   ===========  ===========
Units outstanding, December 31,
  2000...........................    7,831,032    2,629,528   2,195,990  10,489,350     21,509,510    24,187,958    8,348,893
Net asset value per unit,
  December 31, 2000..............  $  2.521122   $ 0.871923  $ 0.691346  $ 1.270118    $  2.745533   $  3.312305  $  1.915675

                                     FIDELITY     T. ROWE PRICE      DGPF
                                      VIP II      INTERNATIONAL  INTERNATIONAL
                                   ASSET MANAGER      STOCK         EQUITY
                                   -------------  -------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $       --     $       --     $        --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --             --              --
Investment in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................    7,187,919             --              --

Investment in shares of T. Rowe
  Price International
  Series, Inc. ..................           --      7,460,972              --
Investment in shares of Delaware
  Group Premium Fund.............           --             --      11,457,627
                                    ----------     ----------     -----------
  Total assets...................    7,187,919      7,460,972      11,457,627
LIABILITIES:                                --             --              --
                                    ----------     ----------     -----------
  Net assets.....................   $7,187,919     $7,460,972     $11,457,627
                                    ==========     ==========     ===========
Net asset distribution by
  category:
  Variable life policies.........   $7,187,919     $7,460,972     $11,457,627
                                    ==========     ==========     ===========
Units outstanding, December 31,
  2000...........................    3,869,339      4,906,165       5,608,556
Net asset value per unit,
  December 31, 2000..............   $ 1.857661     $ 1.520734     $  2.042884

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                         CORE EQUITY(A)               SELECT INVESTMENT GRADE INCOME(A)
                                                       FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                          DECEMBER 31,                          DECEMBER 31,
                                              -------------------------------------  -----------------------------------
                                                  2000         1999         1998        2000        1999         1998
                                              ------------  -----------  ----------  ----------  -----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $    257,869  $   253,940  $  316,966   $604,803    $ 572,797    $462,517
                                              ------------  -----------  ----------   --------    ---------    --------

EXPENSES:
  Mortality and expense risk fees...........       313,076      258,809     181,137     60,239       58,906      48,259
  Administrative expense fees...............        72,249       59,725      50,318     13,901       13,594      13,406
                                              ------------  -----------  ----------   --------    ---------    --------
    Total expenses..........................       385,325      318,534     231,455     74,140       72,500      61,665
                                              ------------  -----------  ----------   --------    ---------    --------
    Net investment income (loss)............      (127,456)     (64,594)     85,511    530,663      500,297     400,852
                                              ------------  -----------  ----------   --------    ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     4,776,214    3,649,335     296,620         --        7,375          --
  Net realized gain (loss) from sales of
    investments.............................       299,188      328,979      45,211    (40,603)     (15,158)     23,393
                                              ------------  -----------  ----------   --------    ---------    --------
    Net realized gain (loss)................     5,075,402    3,978,314     341,831    (40,603)      (7,783)     23,393
  Net unrealized gain (loss)................   (10,017,777)   6,217,391   4,529,850    348,429     (647,245)    103,962
                                              ------------  -----------  ----------   --------    ---------    --------

    Net realized and unrealized gain
      (loss)................................    (4,942,375)  10,195,705   4,871,681    307,826     (655,028)    127,355
                                              ------------  -----------  ----------   --------    ---------    --------
    Net increase (decrease) in net assets
      from
      operations............................  $ (5,069,831) $10,131,111  $4,957,192   $838,489    $(154,731)   $528,207
                                              ============  ===========  ==========   ========    =========    ========

                                                      MONEY MARKET
                                                   FOR THE YEAR ENDED
                                                      DECEMBER 31,
                                              ----------------------------
                                                2000      1999      1998
                                              --------  --------  --------
INVESTMENT INCOME:
  Dividends.................................  $660,855  $589,754  $400,037
                                              --------  --------  --------
EXPENSES:
  Mortality and expense risk fees...........    70,036    75,251    46,770
  Administrative expense fees...............    16,162    17,365    12,992
                                              --------  --------  --------
    Total expenses..........................    86,198    92,616    59,762
                                              --------  --------  --------
    Net investment income (loss)............   574,657   497,138   340,275
                                              --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................        --        --        --
  Net realized gain (loss) from sales of
    investments.............................        --        --        --
                                              --------  --------  --------
    Net realized gain (loss)................        --        --        --
  Net unrealized gain (loss)................        --        --        --
                                              --------  --------  --------
    Net realized and unrealized gain
      (loss)................................        --        --        --
                                              --------  --------  --------
    Net increase (decrease) in net assets
      from
      operations............................  $574,657  $497,138  $340,275
                                              ========  ========  ========

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                         EQUITY INDEX                     GOVERNMENT BOND
                                                      FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                         DECEMBER 31,                      DECEMBER 31,
                                              -----------------------------------  -----------------------------
                                                 2000         1999        1998       2000      1999       1998
                                              -----------  ----------  ----------  --------  ---------  --------
INVESTMENT INCOME:
  Dividends.................................  $   363,518  $  300,660  $  226,283  $144,004  $ 165,226  $112,072
                                              -----------  ----------  ----------  --------  ---------  --------

EXPENSES:
  Mortality and expense risk fees...........      259,172     205,472     116,800    16,827     18,446    12,823
  Administrative expense fees...............       59,810      47,416      32,446     3,883      4,257     3,562
                                              -----------  ----------  ----------  --------  ---------  --------
    Total expenses..........................      318,982     252,888     149,246    20,710     22,703    16,385
                                              -----------  ----------  ----------  --------  ---------  --------
    Net investment income (loss)............       44,536      47,772      77,037   123,294    142,523    95,687
                                              -----------  ----------  ----------  --------  ---------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    3,998,841      48,298     598,938        --         --        --
  Net realized gain (loss) from sales of
    investments.............................      344,503     208,321      54,509   (21,017)   (24,790)    8,406
                                              -----------  ----------  ----------  --------  ---------  --------
    Net realized gain (loss)................    4,343,344     256,619     653,447   (21,017)   (24,790)    8,406
  Net unrealized gain (loss)................   (8,440,909)  5,471,868   3,875,163   120,381   (139,905)   29,300
                                              -----------  ----------  ----------  --------  ---------  --------

    Net realized and unrealized gain
      (loss)................................   (4,097,565)  5,728,487   4,528,610    99,364   (164,695)   37,706
                                              -----------  ----------  ----------  --------  ---------  --------
    Net increase (decrease) in net assets
      from
      operations............................  $(4,053,029) $5,776,259  $4,605,647  $222,658  $ (22,172) $133,393
                                              ===========  ==========  ==========  ========  =========  ========

                                                    SELECT AGGRESSIVE GROWTH
                                                       FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                              -------------------------------------
                                                  2000         1999         1998
                                              ------------  -----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $         --  $        --  $       --
                                              ------------  -----------  ----------
EXPENSES:
  Mortality and expense risk fees...........       326,156      253,576     195,159
  Administrative expense fees...............        75,267       58,517      54,213
                                              ------------  -----------  ----------
    Total expenses..........................       401,423      312,093     249,372
                                              ------------  -----------  ----------
    Net investment income (loss)............      (401,423)    (312,093)   (249,372)
                                              ------------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     9,467,970           --          --
  Net realized gain (loss) from sales of
    investments.............................       536,683      871,332      93,192
                                              ------------  -----------  ----------
    Net realized gain (loss)................    10,004,653      871,332      93,192
  Net unrealized gain (loss)................   (23,157,071)  12,893,737   3,191,552
                                              ------------  -----------  ----------
    Net realized and unrealized gain
      (loss)................................   (13,152,418)  13,765,069   3,284,744
                                              ------------  -----------  ----------
    Net increase (decrease) in net assets
      from
      operations............................  $(13,553,841) $13,452,976  $3,035,372
                                              ============  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                         SELECT GROWTH                   SELECT GROWTH AND INCOME
                                                       FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                          DECEMBER 31,                         DECEMBER 31,
                                              ------------------------------------  -----------------------------------
                                                  2000         1999        1998        2000         1999        1998
                                              ------------  ----------  ----------  -----------  ----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $         --  $   15,960  $   16,199  $   149,356  $  187,925  $  155,337
                                              ------------  ----------  ----------  -----------  ----------  ----------

EXPENSES:
  Mortality and expense risk fees...........       254,294     198,687     119,135      133,453     109,425      76,884
  Administrative expense fees...............        58,683      45,851      33,095       30,797      25,252      21,358
                                              ------------  ----------  ----------  -----------  ----------  ----------
    Total expenses..........................       312,977     244,538     152,230      164,250     134,677      98,242
                                              ------------  ----------  ----------  -----------  ----------  ----------
    Net investment income (loss)............      (312,977)   (228,578)   (136,031)     (14,894)     53,248      57,095
                                              ------------  ----------  ----------  -----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     4,657,437   1,014,234     192,876    3,466,194   1,251,644      44,298
  Net realized gain (loss) from sales of
    investments.............................       213,177     323,085      42,231       67,373     146,929      30,051
                                              ------------  ----------  ----------  -----------  ----------  ----------
    Net realized gain (loss)................     4,870,614   1,337,319     235,107    3,533,567   1,398,573      74,349
  Net unrealized gain (loss)................   (12,272,673)  7,278,552   5,693,947   (5,988,373)  1,287,317   1,645,668
                                              ------------  ----------  ----------  -----------  ----------  ----------

    Net realized and unrealized gain
      (loss)................................    (7,402,059)  8,615,871   5,929,054   (2,454,806)  2,685,890   1,720,017
                                              ------------  ----------  ----------  -----------  ----------  ----------
    Net increase (decrease) in net assets
      from
      operations............................  $ (7,715,036) $8,387,293  $5,793,023  $(2,469,700) $2,739,138  $1,777,112
                                              ============  ==========  ==========  ===========  ==========  ==========

                                                  SELECT VALUE OPPORTUNITY
                                                     FOR THE YEAR ENDED
                                                        DECEMBER 31,
                                              ---------------------------------
                                                 2000        1999        1998
                                              ----------  -----------  --------
INVESTMENT INCOME:
  Dividends.................................  $   66,696  $       100  $150,768
                                              ----------  -----------  --------
EXPENSES:
  Mortality and expense risk fees...........     124,756      112,868   100,876
  Administrative expense fees...............      28,790       26,047    28,022
                                              ----------  -----------  --------
    Total expenses..........................     153,546      138,915   128,898
                                              ----------  -----------  --------
    Net investment income (loss)............     (86,850)    (138,815)   21,870
                                              ----------  -----------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     174,302      999,247    57,641
  Net realized gain (loss) from sales of
    investments.............................     194,085       82,719    61,203
                                              ----------  -----------  --------
    Net realized gain (loss)................     368,387    1,081,966   118,844
  Net unrealized gain (loss)................   4,782,409   (1,897,485)  480,693
                                              ----------  -----------  --------
    Net realized and unrealized gain
      (loss)................................   5,150,796     (815,519)  599,537
                                              ----------  -----------  --------
    Net increase (decrease) in net assets
      from
      operations............................  $5,063,946  $  (954,334) $621,407
                                              ==========  ===========  ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  SELECT INTERNATIONAL EQUITY         SELECT CAPITAL APPRECIATION
                                                      FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                         DECEMBER 31,                         DECEMBER 31,
                                              -----------------------------------  ----------------------------------
                                                 2000         1999        1998        2000        1999        1998
                                              -----------  ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $   112,745  $       --  $  214,280  $       --  $       --  $       --
                                              -----------  ----------  ----------  ----------  ----------  ----------

EXPENSES:
  Mortality and expense risk fees...........      154,002     125,488      93,727     121,966      88,976      63,195
  Administrative expense fees...............       35,539      28,959      26,036      28,146      20,533      17,554
                                              -----------  ----------  ----------  ----------  ----------  ----------
    Total expenses..........................      189,541     154,447     119,763     150,112     109,509      80,749
                                              -----------  ----------  ----------  ----------  ----------  ----------
    Net investment income (loss)............      (76,796)   (154,447)     94,517    (150,112)   (109,509)    (80,749)
                                              -----------  ----------  ----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      769,988          --          --     606,985      20,767   1,861,691
  Net realized gain (loss) from sales of
    investments.............................      164,958     296,869      77,820     142,550     107,349      55,945
                                              -----------  ----------  ----------  ----------  ----------  ----------
    Net realized gain (loss)................      934,946     296,869      77,820     749,535     128,116   1,917,636
  Net unrealized gain (loss)................   (3,263,666)  5,334,475   1,901,215     444,041   3,236,877    (411,083)
                                              -----------  ----------  ----------  ----------  ----------  ----------

    Net realized and unrealized gain
      (loss)................................   (2,328,720)  5,631,344   1,979,035   1,193,576   3,364,993   1,506,553
                                              -----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) in net assets
      from operations.......................  $(2,405,516) $5,476,897  $2,073,552  $1,043,464  $3,255,484  $1,425,804
                                              ===========  ==========  ==========  ==========  ==========  ==========

                                                             SELECT
                                                        EMERGING MARKETS

                                               FOR THE YEAR ENDED       FOR THE
                                                  DECEMBER 31,           PERIOD
                                              ---------------------   5/11/98* TO
                                                 2000        1999       12/31/98
                                              -----------  --------  --------------
INVESTMENT INCOME:
  Dividends.................................  $     3,416  $  4,899     $   255
                                              -----------  --------     -------
EXPENSES:
  Mortality and expense risk fees...........       14,596     4,641         114
  Administrative expense fees...............        3,369     1,072          32
                                              -----------  --------     -------
    Total expenses..........................       17,965     5,713         146
                                              -----------  --------     -------
    Net investment income (loss)............      (14,549)     (814)        109
                                              -----------  --------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................       59,354        --          --
  Net realized gain (loss) from sales of
    investments.............................          261    45,662        (872)
                                              -----------  --------     -------
    Net realized gain (loss)................       59,615    45,662        (872)
  Net unrealized gain (loss)................   (1,186,228)  377,474       5,052
                                              -----------  --------     -------
    Net realized and unrealized gain
      (loss)................................   (1,126,613)  423,136       4,180
                                              -----------  --------     -------
    Net increase (decrease) in net assets
      from operations.......................  $(1,141,162) $422,322     $ 4,289
                                              ===========  ========     =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                    SELECT STRATEGIC GROWTH               FIDELITY VIP HIGH INCOME
                                              FOR THE YEAR ENDED                             FOR THE YEAR ENDED
                                                 DECEMBER 31,          FOR THE                  DECEMBER 31,
                                              -------------------  PERIOD 5/11/98*  -------------------------------------
                                                2000       1999      TO 12/31/98       2000         1999         1998
                                              ---------  --------  ---------------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends.................................  $      77  $  3,360      $   541      $ 1,133,196  $ 1,380,906  $   907,111
                                              ---------  --------      -------      -----------  -----------  -----------

EXPENSES:
  Mortality and expense risk fees...........      9,579     5,434          247          102,324      104,829       87,531
  Administrative expense fees...............      2,210     1,254           68           23,614       24,192       24,315
                                              ---------  --------      -------      -----------  -----------  -----------
    Total expenses..........................     11,789     6,688          315          125,938      129,021      111,846
                                              ---------  --------      -------      -----------  -----------  -----------
    Net investment income (loss)............    (11,712)   (3,328)         226        1,007,258    1,251,885      795,265
                                              ---------  --------      -------      -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     56,914         -            -                -       51,623      576,394
  Net realized gain (loss) from sales of
    investments.............................     31,616     9,926           95         (257,463)     (83,400)       4,906
                                              ---------  --------      -------      -----------  -----------  -----------
    Net realized gain (loss)................     88,530     9,926           95         (257,463)     (31,777)     581,300
  Net unrealized gain (loss)................   (760,914)  138,305       14,616       (4,681,178)    (117,585)  (2,131,526)
                                              ---------  --------      -------      -----------  -----------  -----------

    Net realized and unrealized gain
      (loss)................................   (672,384)  148,231       14,711       (4,938,641)    (149,362)  (1,550,226)
                                              ---------  --------      -------      -----------  -----------  -----------
    Net increase (decrease) in net assets
      from
      operations............................  $(684,096) $144,903      $14,937      $(3,931,383) $ 1,102,523  $  (754,961)
                                              =========  ========      =======      ===========  ===========  ===========

                                                  FIDELITY VIP EQUITY-INCOME
                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2000        1999        1998
                                              ----------  ----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $  954,837  $  789,195  $  599,106
                                              ----------  ----------  ----------
EXPENSES:
  Mortality and expense risk fees...........     364,664     366,022     296,865
  Administrative expense fees...............      84,153      84,466      82,467
                                              ----------  ----------  ----------
    Total expenses..........................     448,817     450,488     379,332
                                              ----------  ----------  ----------
    Net investment income (loss)............     506,020     338,707     219,774
                                              ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................   3,597,293   1,744,535   2,132,113
  Net realized gain (loss) from sales of
    investments.............................     759,785     617,126     222,848
                                              ----------  ----------  ----------
    Net realized gain (loss)................   4,357,078   2,361,661   2,354,961
  Net unrealized gain (loss)................    (743,535)    190,573   2,213,351
                                              ----------  ----------  ----------
    Net realized and unrealized gain
      (loss)................................   3,613,543   2,552,234   4,568,312
                                              ----------  ----------  ----------
    Net increase (decrease) in net assets
      from
      operations............................  $4,119,563  $2,890,941  $4,788,086
                                              ==========  ==========  ==========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                       FIDELITY VIP GROWTH                   FIDELITY VIP OVERSEAS
                                                        FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                           DECEMBER 31,                          DECEMBER 31,
                                              --------------------------------------  -----------------------------------
                                                  2000         1999         1998         2000         1999        1998
                                              ------------  -----------  -----------  -----------  ----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $     93,954  $   101,854  $   196,055  $   244,316  $  193,298  $  206,980
                                              ------------  -----------  -----------  -----------  ----------  ----------

EXPENSES:
  Mortality and expense risk fees...........       578,312      439,149      284,492      114,118      90,916      73,028
  Administrative expense fees...............       133,456      101,342       79,030       26,334      20,981      20,287
                                              ------------  -----------  -----------  -----------  ----------  ----------
    Total expenses..........................       711,768      540,491      363,522      140,452     111,897      93,315
                                              ------------  -----------  -----------  -----------  ----------  ----------
    Net investment income (loss)............      (617,814)    (438,637)    (167,467)     103,864      81,401     113,665
                                              ------------  -----------  -----------  -----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     9,348,377    6,404,081    5,128,386    1,538,531     311,771     610,045
  Net realized gain (loss) from sales of
    investments.............................       660,523      601,238      310,089      119,397     238,188      99,347
                                              ------------  -----------  -----------  -----------  ----------  ----------
    Net realized gain (loss)................    10,008,900    7,005,319    5,438,475    1,657,928     549,959     709,392
  Net unrealized gain (loss)................   (19,965,761)  15,349,306   10,030,880   (5,544,720)  4,607,546     442,842
                                              ------------  -----------  -----------  -----------  ----------  ----------

    Net realized and unrealized gain
      (loss)................................    (9,956,861)  22,354,625   15,469,355   (3,886,792)  5,157,505   1,152,234
                                              ------------  -----------  -----------  -----------  ----------  ----------
    Net increase (decrease) in net assets
      from
      operations............................  $(10,574,675) $21,915,988  $15,301,888  $(3,782,928) $5,238,906  $1,265,899
                                              ============  ===========  ===========  ===========  ==========  ==========

                                               FIDELITY VIP II ASSET MANAGER
                                                    FOR THE YEAR ENDED
                                                       DECEMBER 31,
                                              -------------------------------
                                                 2000        1999      1998
                                              -----------  --------  --------
INVESTMENT INCOME:
  Dividends.................................  $   222,780  $170,062  $118,077
                                              -----------  --------  --------
EXPENSES:
  Mortality and expense risk fees...........       46,916    38,975    26,444
  Administrative expense fees...............       10,827     8,994     7,346
                                              -----------  --------  --------
    Total expenses..........................       57,743    47,969    33,790
                                              -----------  --------  --------
    Net investment income (loss)............      165,037   122,093    84,287
                                              -----------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      524,854   215,412   354,232
  Net realized gain (loss) from sales of
    investments.............................       13,093    35,051    23,843
                                              -----------  --------  --------
    Net realized gain (loss)................      537,947   250,463   378,075
  Net unrealized gain (loss)................   (1,045,234)  241,272   123,898
                                              -----------  --------  --------
    Net realized and unrealized gain
      (loss)................................     (507,287)  491,735   501,973
                                              -----------  --------  --------
    Net increase (decrease) in net assets
      from
      operations............................  $  (342,250) $613,828  $586,260
                                              ===========  ========  ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                               T. ROWE PRICE INTERNATIONAL STOCK       DGPF INTERNATIONAL EQUITY
                                                       FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                          DECEMBER 31,                       DECEMBER 31,
                                              ------------------------------------  -------------------------------
                                                  2000         1999        1998       2000        1999       1998
                                              ------------  -----------  ---------  ---------  ----------  --------
INVESTMENT INCOME:
  Dividends.................................  $    47,370   $   28,145   $ 66,418   $ 254,783  $  210,520  $311,056
                                              -----------   ----------   --------   ---------  ----------  --------

EXPENSES:
  Mortality and expense risk fees...........       50,785       39,875     31,456      72,401      68,045    56,229
  Administrative expense fees...............       11,720        9,202      8,738      16,707      15,703    15,620
                                              -----------   ----------   --------   ---------  ----------  --------
    Total expenses..........................       62,505       49,077     40,194      89,108      83,748    71,849
                                              -----------   ----------   --------   ---------  ----------  --------
    Net investment income (loss)............      (15,135)     (20,932)    26,224     165,675     126,772   239,207
                                              -----------   ----------   --------   ---------  ----------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      227,377       88,457     23,442     208,859      15,375         -
  Net realized gain (loss) from sales of
    investments.............................       96,684      117,540     26,897     164,184     177,948    87,082
                                              -----------   ----------   --------   ---------  ----------  --------
    Net realized gain (loss)................      324,061      205,997     50,339     373,043     193,323    87,082
  Net unrealized gain (loss)................   (1,890,182)   1,699,435    593,201    (575,399)  1,162,567   463,754
                                              -----------   ----------   --------   ---------  ----------  --------

    Net realized and unrealized gain
     (loss).................................   (1,566,121)   1,905,432    643,540    (202,356)  1,355,890   550,836
                                              -----------   ----------   --------   ---------  ----------  --------
    Net increase (decrease) in net assets
     from
      operations............................  $(1,581,256)  $1,884,500   $669,764   $ (36,681) $1,482,662  $790,043
                                              ===========   ==========   ========   =========  ==========  ========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          CORE EQUITY(A)              SELECT INVESTMENT GRADE INCOME(A)
                                                            YEAR ENDED                            YEAR ENDED
                                                           DECEMBER 31,                          DECEMBER 31,
                                              --------------------------------------  ----------------------------------
                                                  2000         1999         1998         2000        1999        1998
                                              ------------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (127,456) $   (64,594) $    85,511  $  530,663  $  500,297  $  400,852
    Net realized gain (loss)................     5,075,402    3,978,314      341,831     (40,603)     (7,783)     23,393
    Net unrealized gain (loss)..............   (10,017,777)   6,217,391    4,529,850     348,429    (647,245)    103,962
                                              ------------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in net assets
      from operations.......................    (5,069,831)  10,131,111    4,957,192     838,489    (154,731)    528,207
                                              ------------  -----------  -----------  ----------  ----------  ----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     7,003,228    6,826,193    6,144,647   1,396,834   1,716,986   1,566,601
    Terminations............................    (1,675,704)    (898,337)    (574,649)   (330,620)   (217,629)   (237,541)
    Insurance and other charges.............    (2,713,668)  (2,347,783)  (1,917,435)   (594,931)   (581,657)   (535,639)
    Transfers between sub-accounts
      (including
      fixed account), net...................       598,605      404,152    2,235,202    (675,649)     (2,356)    276,613
    Other transfers from (to) the General
      Account...............................    (1,108,547)    (865,429)    (622,114)   (213,676)   (151,147)   (128,482)
                                              ------------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in net assets
      from policy transactions..............     2,103,914    3,118,796    5,265,651    (418,042)    764,197     941,552
                                              ------------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in net assets...    (2,965,917)  13,249,907   10,222,843     420,447     609,466   1,469,759

NET ASSETS:
  Beginning of period.......................    47,658,039   34,408,132   24,185,289   9,051,407   8,441,941   6,972,182
                                              ------------  -----------  -----------  ----------  ----------  ----------
  End of period.............................  $ 44,692,122  $47,658,039  $34,408,132  $9,471,854  $9,051,407  $8,441,941
                                              ============  ===========  ===========  ==========  ==========  ==========

                                                           MONEY MARKET
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                              --------------------------------------
                                                  2000         1999         1998
                                              ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $    574,657  $   497,138  $   340,275
    Net realized gain (loss)................            --           --           --
    Net unrealized gain (loss)..............            --           --           --
                                              ------------  -----------  -----------
    Net increase (decrease) in net assets
      from operations.......................       574,657      497,138      340,275
                                              ------------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums............................     9,519,731   10,329,312    7,449,133
    Terminations............................    (2,424,469)    (342,359)    (101,754)
    Insurance and other charges.............    (1,456,049)  (1,373,918)  (1,164,042)
    Transfers between sub-accounts
      (including
      fixed account), net...................   (11,412,462)  (1,968,306)  (5,597,594)
    Other transfers from (to) the General
      Account...............................      (247,341)     (56,349)    (111,363)
                                              ------------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............    (6,020,590)   6,588,380      474,380
                                              ------------  -----------  -----------
    Net increase (decrease) in net assets...    (5,445,933)   7,085,518      814,655
NET ASSETS:
  Beginning of period.......................    15,422,948    8,337,430    7,522,775
                                              ------------  -----------  -----------
  End of period.............................  $  9,977,015  $15,422,948  $ 8,337,430
                                              ============  ===========  ===========

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          EQUITY INDEX                        GOVERNMENT BOND
                                                           YEAR ENDED                            YEAR ENDED
                                                          DECEMBER 31,                          DECEMBER 31,
                                              -------------------------------------  ----------------------------------
                                                 2000         1999         1998         2000        1999        1998
                                              -----------  -----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $    44,536  $    47,772  $    77,037  $  123,294  $  142,523  $   95,687
    Net realized gain (loss)................    4,343,344      256,619      653,447     (21,017)    (24,790)      8,406
    Net unrealized gain (loss)..............   (8,440,909)   5,471,868    3,875,163     120,381    (139,905)     29,300
                                              -----------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in net assets
      from operations.......................   (4,053,029)   5,776,259    4,605,647     222,658     (22,172)    133,393
                                              -----------  -----------  -----------  ----------  ----------  ----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................    7,556,082    7,723,451    5,093,396     563,302     822,847     560,398
    Terminations............................   (1,095,673)    (725,568)    (396,309)    (82,461)    (54,027)    (44,470)
    Insurance and other charges.............   (2,602,964)  (2,152,265)  (1,453,842)   (293,038)   (298,234)   (266,186)
    Transfers between sub-accounts
      (including
      fixed account), net...................    1,125,912    3,749,075    4,027,145    (523,661)     34,742     (43,862)
    Other transfers from (to) the General
      Account...............................     (849,559)    (977,655)    (343,680)    (44,184)    (13,600)     13,415
                                              -----------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in net assets
      from policy transactions..............    4,133,798    7,617,038    6,926,710    (380,042)    491,728     219,295
                                              -----------  -----------  -----------  ----------  ----------  ----------
    Net increase (decrease) in net assets...       80,769   13,393,297   11,532,357    (157,384)    469,556     352,688

NET ASSETS:
  Beginning of period.......................   38,375,047   24,981,750   13,449,393   2,740,807   2,271,251   1,918,563
                                              -----------  -----------  -----------  ----------  ----------  ----------
  End of period.............................  $38,455,816  $38,375,047  $24,981,750  $2,583,423  $2,740,807  $2,271,251
                                              ===========  ===========  ===========  ==========  ==========  ==========

                                                     SELECT AGGRESSIVE GROWTH
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                              --------------------------------------
                                                  2000         1999         1998
                                              ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (401,423) $  (312,093) $  (249,372)
    Net realized gain (loss)................    10,004,653      871,332       93,192
    Net unrealized gain (loss)..............   (23,157,071)  12,893,737    3,191,552
                                              ------------  -----------  -----------
    Net increase (decrease) in net assets
      from operations.......................   (13,553,841)  13,452,976    3,035,372
                                              ------------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums............................     7,941,400    6,911,431    6,749,118
    Terminations............................    (1,577,432)  (1,311,799)    (751,983)
    Insurance and other charges.............    (2,738,411)  (2,256,384)  (1,994,008)
    Transfers between sub-accounts
      (including
      fixed account), net...................     3,818,648   (2,515,582)   2,076,931
    Other transfers from (to) the General
      Account...............................    (1,160,516)    (820,750)    (745,231)
                                              ------------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............     6,283,689        6,916    5,334,827
                                              ------------  -----------  -----------
    Net increase (decrease) in net assets...    (7,270,152)  13,459,892    8,370,199
NET ASSETS:
  Beginning of period.......................    49,273,355   35,813,463   27,443,264
                                              ------------  -----------  -----------
  End of period.............................  $ 42,003,203  $49,273,355  $35,813,463
                                              ============  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          SELECT GROWTH                     SELECT GROWTH AND INCOME
                                                            YEAR ENDED                             YEAR ENDED
                                                           DECEMBER 31,                           DECEMBER 31,
                                              --------------------------------------  -------------------------------------
                                                  2000         1999         1998         2000         1999         1998
                                              ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)              $   (312,977) $  (228,578) $  (136,031) $   (14,894) $    53,248  $    57,095
    Net realized gain (loss)................     4,870,614    1,337,319      235,107    3,533,567    1,398,573       74,349
    Net unrealized gain (loss)..............   (12,272,673)   7,278,552    5,693,947   (5,988,373)   1,287,317    1,645,668
                                              ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets
      from operations                           (7,715,036)   8,387,293    5,793,023   (2,469,700)   2,739,138    1,777,112
                                              ------------  -----------  -----------  -----------  -----------  -----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     6,390,446    5,997,016    4,467,127    3,442,938    3,085,858    2,558,683
    Terminations............................    (1,210,748)    (790,064)    (303,721)    (692,213)    (408,497)    (317,093)
    Insurance and other charges.............    (2,223,918)  (1,828,717)  (1,234,508)  (1,219,419)  (1,010,882)    (827,602)
    Transfers between sub-accounts
      (including fixed account), net........     2,090,175    2,335,731    3,139,248    1,203,032    1,149,206    1,181,215
    Other transfers from (to) the General
      Account...............................      (783,853)    (706,862)    (374,190)    (305,737)    (278,802)    (131,261)
                                              ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............     4,262,102    5,007,104    5,693,956    2,428,601    2,536,883    2,463,942
                                              ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets...    (3,452,934)  13,394,397   11,486,979      (41,099)   5,276,021    4,241,054

NET ASSETS:
  Beginning of period.......................    38,757,364   25,362,967   13,875,988   19,825,572   14,549,551   10,308,497
                                              ------------  -----------  -----------  -----------  -----------  -----------
  End of period.............................  $ 35,304,430  $38,757,364  $25,362,967  $19,784,473  $19,825,572  $14,549,551
                                              ============  ===========  ===========  ===========  ===========  ===========

                                                    SELECT VALUE OPPORTUNITY
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                              -------------------------------------
                                                 2000         1999         1998
                                              -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)              $   (86,850) $  (138,815) $    21,870
    Net realized gain (loss)................      368,387    1,081,966      118,844
    Net unrealized gain (loss)..............    4,782,409   (1,897,485)     480,693
                                              -----------  -----------  -----------
    Net increase (decrease) in net assets
      from operations                           5,063,946     (954,334)     621,407
                                              -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums............................    2,721,984    3,141,770    3,340,166
    Terminations............................     (602,565)    (498,370)    (303,435)
    Insurance and other charges.............   (1,050,961)    (981,241)    (989,354)
    Transfers between sub-accounts
      (including fixed account), net........   (1,463,613)    (731,465)   1,636,991
    Other transfers from (to) the General
      Account...............................     (242,462)    (254,394)    (421,924)
                                              -----------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............     (637,617)     676,300    3,262,444
                                              -----------  -----------  -----------
    Net increase (decrease) in net assets...    4,426,329     (278,034)   3,883,851
NET ASSETS:
  Beginning of period.......................   17,653,967   17,932,001   14,048,150
                                              -----------  -----------  -----------
  End of period.............................  $22,080,296  $17,653,967  $17,932,001
                                              ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   SELECT INTERNATIONAL EQUITY            SELECT CAPITAL APPRECIATION
                                                           YEAR ENDED                             YEAR ENDED
                                                          DECEMBER 31,                           DECEMBER 31,
                                              -------------------------------------  -------------------------------------
                                                 2000         1999         1998         2000         1999         1998
                                              -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (76,796) $  (154,447) $    94,517  $  (150,112) $  (109,509) $   (80,749)
    Net realized gain (loss)................      934,946      296,869       77,820      749,535      128,116    1,917,636
    Net unrealized gain (loss)..............   (3,263,666)   5,334,475    1,901,215      444,041    3,236,877     (411,083)
                                              -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets
      from operations                          (2,405,516)   5,476,897    2,073,552    1,043,464    3,255,484    1,425,804
                                              -----------  -----------  -----------  -----------  -----------  -----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................    3,969,107    3,810,319    3,866,493    3,002,502    2,829,613    2,626,606
    Terminations............................     (545,668)    (530,967)    (325,068)    (450,418)    (425,289)    (162,883)
    Insurance and other charges.............   (1,280,889)  (1,120,806)    (983,752)  (1,092,709)    (868,510)    (770,431)
    Transfers between sub-accounts
      (including fixed account), net........      803,680   (1,108,159)     854,569      708,234       28,745      273,943
    Other transfers from (to) the General
      Account...............................     (511,418)    (338,400)    (451,272)    (386,426)    (204,166)    (197,322)
                                              -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............    2,434,812      711,987    2,960,970    1,781,183    1,360,393    1,769,913
                                              -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets...       29,296    6,188,884    5,034,522    2,824,647    4,615,877    3,195,717

NET ASSETS:
  Beginning of period.......................   23,468,355   17,279,471   12,244,949   16,918,340   12,302,463    9,106,746
                                              -----------  -----------  -----------  -----------  -----------  -----------
  End of period.............................  $23,497,651  $23,468,355  $17,279,471  $19,742,987  $16,918,340  $12,302,463
                                              ===========  ===========  ===========  ===========  ===========  ===========

                                                              SELECT
                                                         EMERGING MARKETS
                                                    YEAR ENDED
                                                   DECEMBER 31,           PERIOD
                                              -----------------------  FROM 5/11/98*
                                                 2000         1999      TO 12/31/98
                                              -----------  ----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (14,549) $     (814)   $    109
    Net realized gain (loss)................       59,615      45,662        (872)
    Net unrealized gain (loss)..............   (1,186,228)    377,474       5,052
                                              -----------  ----------    --------
    Net increase (decrease) in net assets
      from operations                          (1,141,162)    422,322       4,289
                                              -----------  ----------    --------
  FROM POLICY TRANSACTIONS:
    Net premiums............................      686,573     222,993      21,518
    Terminations............................      (34,514)     (5,839)         --
    Insurance and other charges.............     (135,812)    (33,588)     (2,546)
    Transfers between sub-accounts
      (including fixed account), net........    1,570,856     646,063     121,748
    Other transfers from (to) the General
      Account...............................      (50,689)      1,549      (1,016)
                                              -----------  ----------    --------
    Net increase (decrease) in net assets
      from policy transactions..............    2,036,414     831,178     139,704
                                              -----------  ----------    --------
    Net increase (decrease) in net assets...      895,252   1,253,500     143,993
NET ASSETS:
  Beginning of period.......................    1,397,493     143,993          --
                                              -----------  ----------    --------
  End of period.............................  $ 2,292,745  $1,397,493    $143,993
                                              ===========  ==========    ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     SELECT STRATEGIC GROWTH               FIDELITY VIP HIGH INCOME
                                                    YEAR ENDED                                    YEAR ENDED
                                                   DECEMBER 31,          PERIOD                  DECEMBER 31,
                                              ----------------------  FROM 5/11/98*  -------------------------------------
                                                 2000        1999      TO 12/31/98      2000         1999         1998
                                              ----------  ----------  -------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $  (11,712) $   (3,328)   $    226     $ 1,007,258  $ 1,251,885  $   795,265
    Net realized gain (loss)................      88,530       9,926          95        (257,463)     (31,777)     581,300
    Net unrealized gain (loss)..............    (760,914)    138,305      14,616      (4,681,178)    (117,585)  (2,131,526)
                                              ----------  ----------    --------     -----------  -----------  -----------
    Net increase (decrease) in net assets
      from operations.......................    (684,096)    144,903      14,937      (3,931,383)   1,102,523     (754,961)
                                              ----------  ----------    --------     -----------  -----------  -----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     362,851     326,103      51,275       2,612,286    3,270,124    3,533,562
    Terminations............................     (24,814)     (2,578)          -        (556,850)    (579,432)    (282,163)
    Insurance and other charges.............     (85,970)    (49,591)     (4,763)       (998,847)  (1,065,687)  (1,076,327)
    Transfers between sub-accounts
      (including fixed account), net........     755,459     559,691     170,984        (520,014)    (666,819)   1,364,912
    Other transfers from (to) the General
      Account...............................     (16,024)      1,142      (1,320)       (212,656)    (152,439)    (292,218)
                                              ----------  ----------    --------     -----------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............     991,502     834,767     216,176         323,919      805,747    3,247,766
                                              ----------  ----------    --------     -----------  -----------  -----------
    Net increase (decrease) in net assets...     307,406     979,670     231,113      (3,607,464)   1,908,270    2,492,805

NET ASSETS:
  Beginning of period.......................   1,210,783     231,113          --      16,930,175   15,021,905   12,529,100
                                              ----------  ----------    --------     -----------  -----------  -----------
  End of period.............................  $1,518,189  $1,210,783    $231,113     $13,322,711  $16,930,175  $15,021,905
                                              ==========  ==========    ========     ===========  ===========  ===========

                                                   FIDELITY VIP EQUITY-INCOME
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                              -------------------------------------
                                                 2000         1999         1998
                                              -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   506,020  $   338,707  $   219,774
    Net realized gain (loss)................    4,357,078    2,361,661    2,354,961
    Net unrealized gain (loss)..............     (743,535)     190,573    2,213,351
                                              -----------  -----------  -----------
    Net increase (decrease) in net assets
      from operations.......................    4,119,563    2,890,941    4,788,086
                                              -----------  -----------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums............................    7,439,992    8,757,484    8,923,997
    Terminations............................   (1,882,305)  (1,815,995)  (1,207,113)
    Insurance and other charges.............   (3,099,651)  (3,241,747)  (3,091,815)
    Transfers between sub-accounts
      (including fixed account), net........   (3,859,524)    (662,578)   1,877,320
    Other transfers from (to) the General
      Account...............................   (1,135,629)  (1,015,271)    (984,428)
                                              -----------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............   (2,537,117)   2,021,893    5,517,961
                                              -----------  -----------  -----------
    Net increase (decrease) in net assets...    1,582,446    4,912,834   10,306,047
NET ASSETS:
  Beginning of period.......................   57,472,624   52,559,790   42,253,743
                                              -----------  -----------  -----------
  End of period.............................  $59,055,070  $57,472,624  $52,559,790
                                              ===========  ===========  ===========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       FIDELITY VIP GROWTH                    FIDELITY VIP OVERSEAS
                                                            YEAR ENDED                             YEAR ENDED
                                                           DECEMBER 31,                           DECEMBER 31,
                                              --------------------------------------  -------------------------------------
                                                  2000         1999         1998         2000         1999         1998
                                              ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (617,814) $  (438,637) $  (167,467) $   103,864  $    81,401  $   113,665
    Net realized gain (loss)................    10,008,900    7,005,319    5,438,475    1,657,928      549,959      709,392
    Net unrealized gain (loss)..............   (19,965,761)  15,349,306   10,030,880   (5,544,720)   4,607,546      442,842
                                              ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets
      from operations.......................   (10,574,675)  21,915,988   15,301,888   (3,782,928)   5,238,906    1,265,899
                                              ------------  -----------  -----------  -----------  -----------  -----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................    11,677,798    9,907,294    7,907,232    2,569,713    2,004,794    2,084,737
    Terminations............................    (2,812,819)  (2,174,782)  (1,275,659)    (678,302)    (500,513)    (344,007)
    Insurance and other charges.............    (4,762,224)  (3,766,847)  (2,912,792)    (918,644)    (738,972)    (681,587)
    Transfers between sub-accounts
      (including
      fixed account), net...................     4,147,370    3,510,559      756,510    1,308,328     (448,963)      14,793
    Other transfers from (to) the General
      Account...............................    (2,167,185)  (1,492,078)  (1,061,964)    (293,255)    (232,761)    (262,003)
                                              ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets
      from policy transactions..............     6,082,940    5,984,146    3,413,327    1,987,840       83,585      811,933
                                              ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets...    (4,491,735)  27,900,134   18,715,215   (1,795,088)   5,322,491    2,077,832

NET ASSETS:
  Beginning of period.......................    84,609,629   56,709,495   37,994,280   17,788,854   12,466,363   10,388,531
                                              ------------  -----------  -----------  -----------  -----------  -----------
  End of period.............................  $ 80,117,894  $84,609,629  $56,709,495  $15,993,766  $17,788,854  $12,466,363
                                              ============  ===========  ===========  ===========  ===========  ===========

                                                 FIDELITY VIP II ASSET MANAGER
                                                          YEAR ENDED
                                                         DECEMBER 31,
                                              -----------------------------------
                                                 2000         1999        1998
                                              -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   165,037  $  122,093  $   84,287
    Net realized gain (loss)................      537,947     250,463     378,075
    Net unrealized gain (loss)..............   (1,045,234)    241,272     123,898
                                              -----------  ----------  ----------
    Net increase (decrease) in net assets
      from operations.......................     (342,250)    613,828     586,260
                                              -----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums............................    1,304,762   1,444,374   1,068,721
    Terminations............................     (261,691)   (177,868)   (169,904)
    Insurance and other charges.............     (500,947)   (431,863)   (320,166)
    Transfers between sub-accounts
      (including
      fixed account), net...................      114,830     546,268     357,339
    Other transfers from (to) the General
      Account...............................     (144,120)    (39,817)   (112,329)
                                              -----------  ----------  ----------
    Net increase (decrease) in net assets
      from policy transactions..............      512,834   1,341,094     823,661
                                              -----------  ----------  ----------
    Net increase (decrease) in net assets...      170,584   1,954,922   1,409,921
NET ASSETS:
  Beginning of period.......................    7,017,335   5,062,413   3,652,492
                                              -----------  ----------  ----------
  End of period.............................  $ 7,187,919  $7,017,335  $5,062,413
                                              ===========  ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               T. ROWE PRICE INTERNATIONAL STOCK        DGPF INTERNATIONAL EQUITY
                                                          YEAR ENDED                            YEAR ENDED
                                                         DECEMBER 31,                          DECEMBER 31,
                                              -----------------------------------  ------------------------------------
                                                 2000         1999        1998        2000         1999         1998
                                              -----------  ----------  ----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   (15,135) $  (20,932) $   26,224  $   165,675  $   126,772  $  239,207
    Net realized gain (loss)................      324,061     205,997      50,339      373,043      193,323      87,082
    Net unrealized gain (loss)..............   (1,890,182)  1,699,435     593,201     (575,399)   1,162,567     463,754
                                              -----------  ----------  ----------  -----------  -----------  ----------
    Net increase (decrease) in net assets
     from
      operations............................   (1,581,256)  1,884,500     669,764      (36,681)   1,482,662     790,043
                                              -----------  ----------  ----------  -----------  -----------  ----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................    1,474,325   1,249,496   1,202,810    1,540,717    1,830,616   2,005,452
    Terminations............................     (186,644)   (176,504)    (74,518)    (414,516)    (342,207)   (218,580)
    Insurance and other charges.............     (441,179)   (355,328)   (328,749)    (599,667)    (596,556)   (576,447)
    Transfers between sub-accounts
     (including
      fixed account), net...................      554,048    (540,425)    281,251     (444,483)    (257,261)     63,325
    Other transfers from (to) the General
      Account...............................     (159,044)    (64,272)    (60,852)    (247,448)    (168,970)   (308,425)
                                              -----------  ----------  ----------  -----------  -----------  ----------
    Net increase (decrease) in net assets
     from
      policy transactions...................    1,241,506     112,967   1,019,942     (165,397)     465,622     965,325
                                              -----------  ----------  ----------  -----------  -----------  ----------
    Net increase (decrease) in net assets...     (339,750)  1,997,467   1,689,706     (202,078)   1,948,284   1,755,368

NET ASSETS:
  Beginning of period.......................    7,800,722   5,803,255   4,113,549   11,659,705    9,711,421   7,956,053
                                              -----------  ----------  ----------  -----------  -----------  ----------
  End of period.............................  $ 7,460,972  $7,800,722  $5,803,255  $11,457,627  $11,659,705  $9,711,421
                                              ===========  ==========  ==========  ===========  ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL II Account (VEL II) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on
June 10, 1993, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL II are clearly identified and distinguished from the other assets and liabilities of the Company. VEL II cannot be charged with liabilities arising out of any other business of the Company.

    VEL II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL II currently offers twenty Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware International Advisers, Ltd. AIT, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund was renamed Select Investment Grade Income Fund and AIT Growth Fund was renamed Core Equity Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by VEL II Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL II. Therefore, no provision for income taxes has been charged against VEL II.

                                 VEL II ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                            PORTFOLIO INFORMATION
                                                     ------------------------------------
                                                                                NET ASSET
                                                      NUMBER OF    AGGREGATE      VALUE
INVESTMENT PORTFOLIO                                   SHARES         COST      PER SHARE
--------------------                                 -----------  ------------  ---------
Core Equity(a).....................................   16,626,534  $ 43,283,880   $ 2.688
Select Investment Grade Income(a)..................    8,721,781     9,504,015     1.086
Money Market.......................................    9,977,015     9,977,015     1.000
Equity Index.......................................   11,656,810    34,973,226     3.299
Government Bond....................................    2,458,062     2,571,454     1.051
Select Aggressive Growth...........................   19,840,908    44,331,455     2.117
Select Growth......................................   15,945,994    32,309,422     2.214
Select Growth and Income...........................   13,854,673    21,467,826     1.428
Select Value Opportunity...........................   11,276,964    17,015,832     1.958
Select International Equity........................   13,186,112    19,007,563     1.782
Select Capital Appreciation........................    9,303,953    15,204,323     2.122
Select Emerging Markets............................    2,905,887     3,096,447     0.789
Select Strategic Growth............................    2,222,824     2,126,182     0.683
Fidelity VIP High Income...........................    1,628,693    18,592,235     8.180
Fidelity VIP Equity-Income.........................    2,314,070    46,919,252    25.520
Fidelity VIP Growth................................    1,835,461    64,152,867    43.650
Fidelity VIP Overseas..............................      800,088    15,060,250    19.990
Fidelity VIP II Asset Manager......................      449,245     7,358,258    16.000
T. Rowe Price International Stock..................      495,088     7,006,525    15.070
DGPF International Equity..........................      638,664     9,445,318    17.940

    (a) Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is in the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The total mortality and expense risk charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and are paid to the Company on a daily basis.

                                 VEL II ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of VEL II, and does not receive any compensation for sales of VEL II policies. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL II satisfies the current requirements of the regulations, and it intends that VEL II will continue to meet such requirements.

                                 VEL II ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL II during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES       SALES
--------------------                                          ------------  ------------
Core Equity(a)..............................................  $  8,434,101  $  1,681,429
Select Investment Grade Income(a)...........................     1,544,084     1,431,463
Money Market................................................     6,062,810    11,508,743
Equity Index................................................     9,710,508     1,533,333
Government Bond.............................................       495,815       752,563
Select Aggressive Growth....................................    17,024,497     1,674,261
Select Growth...............................................     9,342,013       735,451
Select Growth and Income....................................     6,499,307       619,406
Select Value Opportunity....................................     1,666,083     2,216,248
Select International Equity.................................     3,819,615       691,611
Select Capital Appreciation.................................     2,786,019       547,963
Select Emerging Markets.....................................     2,197,678       116,459
Select Strategic Growth.....................................     1,280,716       244,012
Fidelity VIP High Income....................................     2,886,073     1,554,896
Fidelity VIP Equity-Income..................................     7,099,386     5,533,190
Fidelity VIP Growth.........................................    16,899,178     2,085,675
Fidelity VIP Overseas.......................................     4,255,811       625,576
Fidelity VIP II Asset Manager...............................     1,735,646       532,921
T. Rowe Price International Stock...........................     1,878,704       424,956
DGPF International Equity...................................     1,318,322     1,109,185
                                                              ------------  ------------
Totals......................................................  $106,936,366  $ 35,619,341
                                                              ============  ============

    (a) Name changed. See Note 1.

NOTE 7 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.